[LOGO]   MINERVA FUND, INC.
                                 237 Park Avenue
                            New York, New York 10017

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                 Information and Client Services: 1-800-393-9998
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                          Prospectus--January 29, 1996

Minerva Fund, Inc. (the "Fund") is a no load open-end management investment company consisting of two Portfolios, the Equity Portfolio and the Fixed Income Portfolio. Each Portfolio operates as a diversified investment company with a distinct investment objective.

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o EQUITY PORTFOLIO

The Equity Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of companies which are deemed to have earnings and dividend growth potential above the average of the economy in general.

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o FIXED INCOME PORTFOLIO

The Fixed Income Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed-income securities. The Fixed Income Portfolio may invest up to 20% of its assets in high yield, high risk securities (commonly referred to as "junk bonds"); therefore, investments in this Portfolio may not be suitable for all investors. See "Special Risk Considerations--High Yield Securities" for additional information regarding below investment grade or "high yield, high risk" securities and certain risks associated with investment in such securities.

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Balanced Investing Option

LTCB-MAS Investment Management, Inc. ("LTCB-MAS") offers a balanced investment option allowing clients to combine investments in the Portfolios at an asset allocation mix determined by guidelines specific to a client's investment.

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About This Prospectus

This Prospectus, which should be retained for future reference, concisely sets forth information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 29, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Fund at the telephone number shown above. Investors are advised that shares of the Portfolios are not deposits or obligations of, or endorsed or guaranteed by, The Long-Term Credit Bank of Japan, Limited ("LTCB"), LTCB Trust Company or any other affiliates of LTCB, nor are they federally insured by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency.

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    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                         Page
                                                         ----
Fund Expenses .........................................   3
Prospectus Summary ....................................   4
Financial Highlights ..................................   6
Yield and Total Return ................................   7
Investment Objectives .................................   7
Investment Policies ...................................   8
Other Investment Policies .............................  10
Special Risk Considerations ...........................  17
Investment Suitability ................................  20
Purchase of Shares ....................................  20
Redemption of Shares ..................................  21
Shareholder Services ..................................  22
Valuation of Shares ...................................  23
Dividends, Capital Gains
  Distributions and Taxes .............................  23
Investment Management .................................  24
Administrative Services ...............................  25
Distributor ...........................................  26
Investment Limitations ................................  26
General Information ...................................  26
Directors and Officers ................................  28


Investment Manager:

LTCB-MAS Investment Management, Inc.
One Tower Bridge, Suite 1000
West Conshohocken, Pennsylvania 19428

Administrator, Transfer Agent,
Dividend Disbursing Agent and Distributor:

Furman Selz LLC
230 Park Avenue
New York, New York 10169

                                  FUND EXPENSES

     The following table illustrates the various expenses and fees that an investor will incur either directly or indirectly as a shareholder in the Fund.

                                                                                                                   Fixed
                                                                                                       Equity     Income
                                                                                                      Portfolio  Portfolio
                                                                                                      --------   --------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases (as a percentage
        of offering price) ........................................................................      None       None
    Sales Load Imposed on Reinvested Dividends ....................................................      None       None
    Redemption Fee ................................................................................      None       None
    Exchange Fee ..................................................................................      None       None

Annual Fund Operating Expenses (as a percentage of average net assets)
    Management Fees ...............................................................................       .50%      .375%
    Other Expenses (estimated, after expense reimbursements)* .....................................       .50%      .425%
                                                                                                       -------     ------
    Total Fund Operating Expenses (estimated, after expense reimbursements)** .....................      1.00%       .80%
                                                                                                       =======     ======

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*    The amounts set forth for "Other  Expenses"  are based on amounts  incurred during the most recent fiscal year, restated to give effect to the voluntary expense reimbursements as described below. Absent voluntary expense reimbursements in effect during the most recent fiscal year, the ratio of "Other Expenses" to average net assets would have been 1.84% and
     4.10%  for  the  Equity   Portfolio   and  the  Fixed   Income   Portfolio,
     respectively.   "Other   Expenses"   include  expenses  such  as  fees  for
     shareholder services, custodial and transfer agency fees, legal and accounting fees, printing costs and registration fees.

** The amounts set forth for "Total Fund Operating Expenses" are based on amounts incurred during the most recent fiscal year, restated to reflect the agreement by LTCB-MAS to reimburse the Equity Portfolio and the Fixed Income Portfolio for "Total Fund Operating Expenses" in excess of 1.00% and .80%, respectively, of average net assets for a period of at least one year from the date of this Prospectus. Absent voluntary expense reimbursements in effect during the most recent fiscal year, the ratio of "Total Fund Operating Expenses" to average net assets would have been 2.34% and 4.48% for the Equity Portfolio and the Fixed Income Portfolio, respectively.

Example

The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods based upon payment by the Portfolios of operating expenses at the levels set forth in the expense table above and assuming (1) a 5% annual rate of return (2) redemption at the end of each time period.


                                  1 year     3 years     5 years    10 years
                                   -----     ------      ------     -------
Equity Portfolio ..............     $10         $32        $55        $122
Fixed Income Portfolio ........     $ 8         $25        $44        $ 99


     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown above.

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                               PROSPECTUS SUMMARY

     o Equity Portfolio--seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks of companies which are deemed to have earnings and dividend growth potential above the average of the economy in general.

     o Fixed Income Portfolio--seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed-income securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

INVESTMENT MANAGEMENT

     LTCB-MAS acts as the Fund's investment manager and has overall responsibility for supervising the investment program of each Portfolio. LTCB-MAS, a joint subsidiary of LTCB and Miller Anderson & Sherrerd ("MA&S"), provides investment counselling services to employee benefit plans and other institutional investors and as of September 30, 1995, had assets under management in excess of $741 million. LTCB, with over $300 billion in assets as of September 30, 1995, is one of the 25 largest banks in the world. MA&S provides investment counselling services primarily to institutional investors and as of September 30, 1995, had assets under management in excess of $33 billion. The selection on a day-to-day basis of appropriate investments for each Portfolio is made by MA&S acting in collaboration with and under the supervision of LTCB-MAS. As used in this Prospectus, the term "Adviser" refers to LTCB-MAS and MA&S acting in collaboration in the provision of investment advisory services to the Fund's Portfolios.

HOW TO INVEST

     Shares of each Portfolio are offered directly to investors without a sales commission at the net asset value of the Portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The minimum initial investment is $1 million. The minimum for subsequent investments is $100,000. Shares of the Fund's Portfolios are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares."

HOW TO REDEEM

     Shares of each Portfolio may be redeemed at any time at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

INVESTMENT SUITABILITY

     The Fund's Portfolios are designed principally for the investments of tax-exempt fiduciary investors and other institutional clients. Since it is contemplated that the preponderance of investors in the Portfolios will not be subject to federal income taxes, securities transactions for the Portfolios will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains and dividend income under the Internal Revenue Code of 1986, as amended (the "Code").

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                                       4
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                          PROSPECTUS SUMMARY--Continued

ADMINISTRATIVE SERVICES
     Furman Selz LLC ("Furman Selz"), provides the Fund with administrative, fund accounting, dividend disbursing and transfer agency services. Furman Selz also acts as the Fund's distributor.

RISK FACTORS


     Prospective  investors in the Fund should  consider the following  factors:
(1) each Portfolio may invest in repurchase agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction; (2) each Portfolio may lend its investment securities which entails a risk of loss should the borrower fail financially; (3) the securities held by the Fixed Income Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolio. The value of the securities held by the Fixed Income Portfolio can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa; (4) the Fixed Income Portfolio may purchase securities on a when-issued basis. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio; (5) each Portfolio may invest a portion of its assets in futures contracts, options relating to foreign currencies and options on futures contracts, commonly referred to as derivatives, which entail certain costs and risks including imperfect correlation between the value of the security being hedged and the value of the particular derivative instrument, and the risk that a Portfolio could not close out a futures or option position when it would be most advantageous to do so; (6) the Fixed Income Portfolio may invest in mortgage-backed securities and inverse floating rate securities, the value of which may be highly sensitive to interest rate changes; (7) the Portfolios may invest in the securities of foreign issuers, which are subject to certain special considerations not typically associated with investing in the securities of U.S. issuers (such investments to be limited, in the case of the Equity Portfolio, to 5% of net assets); and (8) the Fixed Income Portfolio may invest up to 20% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard and Poor's Rating Group ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch"). Such securities, which are generally referred to as "high yield, high risk" or "junk" bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies. See "Special Risk Considerations" for additional information regarding certain risks associated with investment in the Portfolios.

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                                       5

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for each period below has been audited by Price Waterhouse LLP, the Fund's independent accountants whose report on the financial statements, including this per share data, is included in the Fund's Annual Report and is contained in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the financial statements.

                                                                      Equity Portfolio           Fixed Income Portfolio
                                                                   ----------------------        ----------------------
                                                                    Year          Period         Year           Period
                                                                    Ended          Ended         Ended           Ended
                                                                September 30,  September 30, September 30,   September 30,
                                                                    1995           1994*         1995           1994**
                                                                ------------   ------------  ------------    ------------

Net Asset Value, Beginning of Period ..........................     $10.01        $10.00        $  8.91         $10.00
                                                                    ------        ------         ------         ------
Income from Investment Operations:
  Net investment income(1) ....................................       0.22          0.16           0.55           0.48
  Net realized and unrealized appreciation
    (depreciation) on investments .............................       2.20          0.02           0.70          (1.09)
                                                                    ------        ------         ------         ------
    Total Increase (decrease) from Investment Operations ......       2.42          0.18           1.25          (0.61)
                                                                    ------        ------         ------         ------

Less Distributions:
  Dividends from net investment income ........................      (0.20)        (0.15)         (0.45)         (0.33)
  Return of Capital ...........................................         --         (0.02)         (0.11)         (0.15)
                                                                    ------        ------         ------         ------
    Total Distributions .......................................      (0.20)        (0.17)         (0.56)         (0.48)
                                                                    ------        ------         ------         ------

Net Asset Value, End of Period ................................     $12.23        $10.01        $  9.60        $  8.91
                                                                    ======        ======         ======         ======
Total Return*** ...............................................      24.37%         1.99%        14.49%         (6.18%)

Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands) ....................     12,725        10,227          3,275          2,861
  Ratio of Net Investment Income to Average Net Assets+ .......       1.90%         1.56%         6.00%          5.49%(a)
  Ratio of Expenses to Average Net Assets++ ...................       1.03%         1.00%         0.85%          0.91%(a)
  Portfolio Turnover Rate .....................................         56%           35%          150%           196%

----------
 (1) Per share data based on the average number of shares outstanding during the period.

   * Commencement of Operations--October 1, 1993.

  ** Commencement of Operations--November 2, 1993.

 *** Total returns are for the period shown and have not been annualized, and reflect voluntary fee waivers. + Ratios of Net Investment Income before effect of waivers and reimbursements were 0.59%, 2.37%, 0.72% and 2.43%, respectively.

  ++ Ratios of Expenses before effect of waivers and reimbursements were 2.34%, 4.48%, 1.85% and 3.40%, respectively.

 (a) Annualized.

                             YIELD AND TOTAL RETURN

     From time to time, each Portfolio of the Fund may advertise its yield and total return. Both yield and total return figures are based on historical information, will fluctuate and are not intended to indicate future performance. The "average annual" total return shows the average annual percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. Such figures reflect changes in the price of a Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in additional shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations). When considering average annual total return figures for periods longer than one year, it is important to note that the relevant Portfolio's total return for any one year in the period might have been greater or less than the average annual total return for the entire period.

     In addition to "average annual" total return, a Portfolio may also quote an "aggregate" total return for various periods representing the cumulative change in value of an investment in a Portfolio for a specific period (again reflecting changes in the Portfolio's share price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

     The "yield" of a Portfolio is computed by dividing the net investment income per share (determined in accordance with regulatory requirements) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes in expenses of the Portfolio all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     The performance of a Portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Statement of Additional Information.

     The Fund's annual report to shareholders, which is available without charge upon request, contains a discussion of the performance of each Portfolio for the fiscal year ended September 30, 1995.

                              INVESTMENT OBJECTIVES

     Each Portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return achieved by a Portfolio may not be as great as that achieved by another Portfolio that can invest in a broader range of securities. Total return consists of two separate components: income return, which includes dividend and/or interest income which is distributed to shareholders; and capital return, which includes net realized capital gains which are distributed to shareholders, net realized capital losses which are not distributed to shareholders and the unrealized appreciation or depreciation of unsold securities which is reflected in changes in a Portfolio's net asset value per share. Total return for the Fixed Income Portfolio is dependent upon interest rate movements in addition to the performance of the particular market sectors and individual securities selected for investment. Accordingly, the Fixed Income Portfolio may not realize as great a level of capital appreciation as the Equity Portfolio over long-term periods of stock market appreciation. Although each Portfolio intends to remain substantially fully invested, a small percentage of a Portfolio's assets is generally held in the form of cash equivalents in order to meet redemption requests and otherwise manage the daily affairs of the Fund. The investment objective of each of the Portfolios is as follows:

          Equity Portfolio--seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of companies which are deemed by the Adviser to have earnings and dividend growth potential that is greater than the economy in general.

          Fixed Income Portfolio--seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. See "Special Risk Considerations--High Yield Securities" for a description of below investment grade or "high yield, high risk" securities and certain risks associated with investment in such securities. The Portfolio's average weighted maturity will ordinarily be greater than five years.

     The investment objective of each Portfolio of the Fund is a fundamental policy and may not be changed without shareholder approval. The achievement of these objectives cannot be assured.

                               INVESTMENT POLICIES

     The investment policies of each of the Fund's Portfolios are described below.

Equity Portfolio

     In pursuing its objective, the Equity Portfolio follows an investment policy which is based on the evaluation by the Adviser of both short-term and long-term economic trends and their impact on corporate profits. The Adviser also evaluates long-term and short-term earnings growth prospects for individual companies within broad sectors of the stock market. While the Portfolio invests at least 65% of its assets under normal circumstances in common stocks of companies with favorable long-term earnings growth prospects, certain stocks which are deemed to have short-term earnings growth potential may be included in the Portfolio. Individual securities are selected based on fundamental business and financial factors (earnings growth, financial position, price volatility and dividend payment records) and the measurement of those factors relative to the current market price of the security. It is expected that eventually the stock market will recognize this earnings growth success with higher valuations for these securities. Over the longer term, companies with earnings growth should be able to and may raise their dividends. When, in the opinion of the Adviser, these stocks become fully valued (either because of price appreciation or reduced earnings growth potential), they will, under most circumstances, be sold and replaced by stocks which are deemed by the Adviser to have greater potential for growth. Equity investments will be made primarily in dividend paying stocks of any size companies depending on their relative attractiveness. The equity securities in which the Portfolio invests will be traded primarily on the New York Stock Exchange, the American Stock Exchange or in over-the-counter markets. Although the Adviser expects that the companies in which the Portfolio invests will be primarily those with large capitalization's (i.e., in excess of $300 million), the Portfolio is not limited with respect to its ability to invest in companies with smaller capitalizations. The Adviser expects that the companies in which the Portfolio invests will be seasoned issuers, although the Portfolio may invest up to 5% of its total assets in securities of issuers which have (with predecessors) a record of less than three years' continuous operations. The Adviser expects the Portfolio's net asset value to exhibit average fluctuation relative to the stock market in general, as measured by the Standard & Poor's 500 Index, and, thus, the Portfolio may or may not be suitable for all investors. The Portfolio is designed for long-term investors who can accept the risks entailed in these investment policies and is not meant to provide a vehicle for playing short-term swings in the market.

     The Equity Portfolio may invest in foreign securities, but such securities, including American Depository Receipts ("ADRs"), will not comprise more than 5% of the Portfolio's net assets. ADRs are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.

     The  Equity  Portfolio  will  remain   substantially   invested  in  equity
securities. The Portfolio may, however, when the Adviser deems that market conditions are such that a significant decline in stock prices is expected and a temporary defensive approach is desirable, reduce the Portfolio's equity holdings and invest in cash equivalents or in fixed-income securities (as described under the investment policies of the Fixed Income Portfolio and under "Other Investment Policies--Temporary Investments") without limit. To the extent the Portfolio invests temporarily in cash equivalents or other fixed-income securities as a defensive measure, it will not be pursuing its investment objective during such periods. For a more detailed description of certain risks associated with investment in foreign securities, see "Special Risk Considerations--Foreign Securities."

      The Equity Portfolio may also lend portfolio securities, enter into repurchase agreements, trade in futures contracts, options on futures contracts and options relating to foreign currencies, enter into forward foreign currency exchange contracts and purchase illiquid securities. See "Other Investment Policies" below. For a discussion of certain risks associated with certain of the Portfolio's investments and activities, see "Special Risk Considerations" below.

     The Portfolio will not concentrate its investments in any one industry (exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Therefore, it will not invest more than 25% of its total assets in any one industry.

Fixed Income Portfolio

     The Fixed Income Portfolio seeks to realize its objective by investing in a diversified portfolio of U.S. Government securities, corporate bonds, and other fixed-income securities, consisting of mortgage-backed securities, as described under "Other Investment Policies--Mortgage-Backed Securities," foreign fixed-income securities, short-term securities described under "Other Investment Policies--Temporary Investments" and other fixed-income securities described under "Other Investment Policies." The investment strategy for achieving this objective has two basic components--maturity management and value investing.

     Maturity management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Portfolio's maturity strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

     The second component of investment strategy for the Portfolio is value investing, whereby the Adviser seeks to identify undervalued securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk and option adjusted basis. Successful value investing will permit the Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

     At least 80% of the Portfolio's assets, measured at the time of investment, will consist of investment grade securities. Such securities will, at the time of purchase, be rated as "investment grade," or if unrated, be deemed by MA&S to have comparable ratings. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or Standard & Poor's or Fitch (AAA, AA, A or BBB). Securities rated BBB or Baa represent the lowest of four levels of investment grade bonds and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. In order to satisfy the foregoing credit quality requirements, the mortgage-backed securities in which the Portfolio will invest will either (i) be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or a private issuer of the timely payment of principal and interest, (ii) benefit from senior entitlements to the underlying mortgage assets or third party credit enhancement which gives the mortgage-backed securities an investment grade rating, or (iii) in the case of unrated securities, be sufficiently seasoned that they are considered by MA&S to be investment grade quality. The Adviser may retain securities if their rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. Guarantees or other credit enhancements with respect to mortgage-backed securities do not extend to the market value of such securities or the net asset value per share of the Portfolio.

     Up to 20% of the Portfolio's assets, measured at the time of investment, may be invested in fixed-income securities rated Ba or B by Moody's or BB or B by Standard & Poor's or Fitch (or which, if unrated, are deemed by MA&S to be of comparable quality or better), preferred stocks, and convertible securities. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with MA&S's own independent and on-going review of credit quality. See "Special Risk Considerations--High Yield Securities" for more information regarding below investment grade or "high yield, high risk" securities and the risks associated with such investments.

     Although the Portfolio may invest in all of the securities included above, from time to time the emphasis will be on mortgage-backed securities. (For a more complete discussion of mortgage-backed securities see "Other Investment Policies--Mortgage-Backed Securities" and "--Stripped Mortgage-Backed
Securities.") At such times it is anticipated that greater than 50% of the Portfolio's assets may be invested in these types of securities. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental, Government-related and private organizations. The Portfolio will invest in securities issued by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and private issuers. It is expected that the Portfolio's primary emphasis will be in mortgage-backed securities issued by the various Government-related organizations. However, the Portfolio may invest in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's, Standard & Poor's or Fitch or be deemed by MA&S to be of comparable investment quality. It is not anticipated that greater than 25% of the Portfolio's assets will be invested in mortgage pools comprised of "private organizations."

     A portion of the Portfolio may be invested in bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market such as the United Kingdom gilt market, or they may be spread across several foreign bond markets. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency futures, forwards, options and swaps may be used to hedge the currency risk. See "Special Risk Considerations--Futures Contracts, Options on Futures Contracts and Options" and "--Interest Rate and Currency Swaps" for more information and certain risks regarding these investments and techniques.

     The Portfolio may also lend portfolio securities, enter into repurchase agreements, trade in futures contracts and options on futures contracts and options relating to foreign currencies, enter into interest rate and currency swaps, enter into forward foreign currency exchange contracts and purchase when-issued and illiquid securities. See "Other Investment Policies" below. For a discussion of certain risks associated with certain of the Portfolio's investments and activities, see "Special Risk Considerations" below.

     The Portfolio will not concentrate its investments in any one industry (exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Therefore, it will not invest more than 25% of its total assets in any one industry.

                            OTHER INVESTMENT POLICIES

Lending of Securities

     Each Portfolio may lend its portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a Portfolio will not loan out its portfolio securities to the extent that greater than one-third of its assets, at fair market value, would be committed to loans at that time. Voting rights may pass with the lending of portfolio securities; however, the Board of Directors will be obligated to call loans to vote proxies or otherwise obtain rights to vote if a material event affecting the investment is to occur. Such loans may involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by MA&S to be of good standing and only when, in the judgment of MA&S, the income to be earned from the loans justifies the attendant risks.

Temporary Investments

     Each Portfolio may invest in the following instruments for liquidity purposes or when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in international securities that are discussed under "Special Risk Considerations--Foreign Securities." Although the Adviser carefully considers these factors in evaluating investments, the Portfolios do not limit the amount of their assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

     The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by MA&S to be of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

     (2) Commercial paper rated A-1 or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by Standard & Poor's;

     (3) Short-term corporate obligations rated A or better by Moody's or by Standard & Poor's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others;

     (6) Repurchase agreements collateralized by securities listed above; and

     (7) Shares of other investment companies which are money market funds, limited in the case of each Portfolio to 10% of the value of its total assets, subject to the additional limitations of the Investment Company Act of 1940, as amended (the "1940 Act"), and the investment limitations described in the Statement of Additional Information.

Repurchase Agreements

     Each of the Fund's Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by such Portfolio's custodian bank until repurchased. Such agreements permit the Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer term nature. The Fund will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price.

     The Fund's Portfolios may file an application with the Securities and Exchange Commission (the "SEC") to permit them to pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolios would incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements would be based on such Portfolio's percentage share in the total repurchase agreement.

Reverse Repurchase Agreements

     Each Portfolio may enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Portfolio will sell portfolio securities and simultaneously commit to repurchase them from the buyer at an agreed upon price on an agreed upon date. Whenever a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Portfolios will pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Portfolios under the 1940 Act and are subject to the limitations with respect to entering reverse repurchase agreements included in investment limitation (e) under "Investment Limitations" below. The Portfolios have no current intention to enter into reverse repurchase agreements.

Futures Contracts, Options on Futures Contracts and Options

     In order to assist in achieving its investment objective and policies, each Portfolio of the Fund may purchase and sell financial futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices, foreign currencies and financial futures contracts. Such instruments are commonly referred to as "derivatives." The Equity Portfolio will only engage in such transactions to the extent that they relate to equity securities or indices of equity securities (or, if the Portfolio has invested in securities denominated in foreign currencies, foreign currency exchange rates). The Fixed Income Portfolio will only engage in such transactions to the extent that they relate to interest rates (including futures contracts on debt instruments or indices of debt instruments or, if the Portfolio has invested in securities denominated in foreign currencies, foreign currency exchange rates).

     Futures contracts provide for the sale by one party and purchase by another party of a specified amount of the underlying instrument or currency at a specified future time and price (or, in the case of certain cash-settled instruments, a net cash amount). Because futures contracts require only a small initial margin deposit, a Portfolio would then be able to keep a cash reserve available to meet potential redemptions while at the same time being effectively fully invested. Additional cash or assets ("Variation Margin") may be required to be deposited thereafter on a daily basis as the mark-to-market value of the futures contract fluctuates. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument or currency at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying instrument or currency. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position. Also, because transaction costs associated with futures and/or options may be lower than the costs of investing in stocks and bonds directly, the use of futures and/or options may reduce a Portfolio's overall transaction costs.

     Over-the-counter options may lack a liquid secondary market. Neither Portfolio will invest more than an aggregate of 15% of its total assets, determined at the time of investment, in securities for which there are no readily available markets. Each Portfolio will minimize the risk that it will be unable to close out a futures and/or options contract by entering only into futures and/or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

     A Portfolio will engage in futures and/or options transactions only for hedging purposes and not for speculative purposes and only if consistent with its investment objective and investment policies. A Portfolio will not enter into futures contracts, options on futures contracts or options on securities, financial indices or foreign currencies to the extent that its aggregate net outstanding obligations under these instruments would exceed 35% of its total assets. There are no separate limits on the amount of assets the Portfolios may invest in put and call options on securities, financial indices or foreign currencies. A Portfolio will maintain assets sufficient to meet its obligations under such transactions in a segregated account with the custodian bank.

Interest Rate and Currency Swaps

     The Fixed Income Portfolio may also enter into transactions known as interest rate and/or currency swaps. An interest rate swap is an agreement to exchange the interest income generated by one fixed-income instrument for the interest income generated by another fixed-income instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes fixed interest rates and prices, interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the income stream generated by a fixed rate instrument which it already owns for the income stream generated by a variable rate instrument owned by another party. The currency swaps into which the Fixed Income Portfolio may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for interest income linked to a specified index in another currency. Such swaps may involve initial and/or final exchanges that correspond to the agreed upon notional amount.

     The interest rate and/or currency swaps in which the Fixed Income Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fixed Income Portfolio will not engage in interest rate or currency swaps to the extent that the aggregate notional value of the swaps represents more than 5% of the Portfolio's assets.

     The Fixed Income Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Portfolio.

Forward Foreign Currency Exchange Contracts

     The Portfolios may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. The Portfolios may not enter into such contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of a Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

     There is a risk in creating a synthetic investment position to the extent that the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Portfolios will attempt to hold such mismatching to a minimum, there can be no assurance that the Portfolios will be able to do so.

     A Portfolio may maintain a net exposure to foreign currency forward contracts in excess of the value of the securities or other assets held by the Portfolio and denominated in that currency, provided that the Portfolio maintains with its custodian high-grade, liquid debt securities or cash in a segregated account with a daily value at least equal to the amount of such excess.

When-Issued Securities

     The Fixed Income Portfolio may purchase securities on a "when-issued" basis. In buying "when issued" securities, the Portfolio commits to buy securities at a certain price even though the securities may not be delivered for up to 90 days. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in market conditions. No payment or delivery is made by the Portfolio in a "when-issued" transaction until the Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

Illiquid Investments

     Each of the Portfolios may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of restricted securities (i) eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Fund's Board of Directors. There may be delays in selling these securities and sales may be made at less favorable prices.

Mortgage-Backed Securities

     About Mortgage-Backed Securities: The Fixed Income Portfolio may invest in mortgage-backed securities, which represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed through" to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments (but not the market value of the securities themselves), regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. Any guarantee of the securities in which the Fixed Income Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fixed Income Portfolio and not to the purchase of shares of the Portfolio. The pools are assembled by various Governmental, Government-related and private organizations. The Fixed Income Portfolio may invest in securities issued by the Governmental National Mortgage Association
(GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and private issuers. There can be no assurance that the private insurers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Fixed Income Portfolio will be those rated investment grade by Moody's, Standard & Poor's or Fitch, or, if unrated, deemed by MA&S to be of investment grade quality. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. It is not anticipated that greater than 25% of the Fixed Income Portfolio's assets will be invested in mortgage pools comprised of "private organizations." Early repayment of principal on mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fixed Income Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. When interest rates rise, the value of a mortgage-backed security generally will decline more than would be the case with other fixed-income securities; however, when interest rates decline, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities.

     Derivative mortgage-backed securities, such as stripped mortgage-backed securities described below, and certain types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

     A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

     Stripped Mortgage-Backed Securities: The Fixed Income Portfolio may also invest in stripped mortgage-backed securities, which are derivative multiclass mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). See "Special Risk Considerations--Stripped Mortgage-Backed Securities."

     General Description of CMOs and Asset-Backed Securities: CMOs are securities which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through are allocated to various tranches in a predetermined, specified order. Each tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an "average life"--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO tranches and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO tranche. To the extent a particular CMO is issued by an investment company, the Fixed Income Portfolio's ability to invest in such CMOs will be limited. See "Investment Limitations" in the Statement of Additional Information.

     Asset-backed securities are collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

     For  a  discussion  of  certain  risks   associated  with   mortgage-backed
securities,    CMOs   and   asset-backed    securities,    see   "Special   Risk
Considerations--Mortgage-Backed Securities."

Brady Bonds

     A portion of the Fixed Income Portfolio may be invested in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collaterized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collaterized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, the Fixed Income Portfolio would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing the Brady Bonds, investments in Brady Bonds are to be viewed as speculative. For further information on these securities, see the Appendix to the Statement of Additional Information.

Floating and Variable Rate Obligations

     Certain of the obligations that the Fixed Income Portfolio may purchase have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Fixed Income Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain of the risks discussed under "Special Risk Considerations--Foreign Securities."

Inverse Floating Rate Obligations

     The Fixed Income Portfolio may invest in inverse floating rate obligations, or "inverse floaters." Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. For a discussion of certain risks associated with inverse floating rate obligations, see "Special Risk Considerations--Inverse Floating Rate Obligations."

Zero Coupon Obligations

     The Fixed Income Portfolio may invest in zero coupon obligations, which are fixed-income securities that do not pay regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their "face value"--what they will be worth at maturity. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest is returned to the investor. In the event the Fixed Income Portfolio invests to a significant degree in zero coupon obligations, it may be required to sell securities at a time that may be considered disadvantageous in order to generate cash to satisfy certain distribution requirements imposed by the Code.

     Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board of Directors may change such policies without an affirmative vote of a "majority of the applicable Portfolio's outstanding voting securities," as defined in the 1940 Act.

Portfolio Turnover

     The Portfolios are managed without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the Equity Portfolio's annual portfolio turnover rate will not exceed 100%. A 100% rate of turnover would occur, for example, if all of a portfolio's securities are replaced within a one year period. With respect to the Fixed Income Portfolio, the annual portfolio turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy, sector shifts or commitments to forward delivery mortgage-backed securities. However, it is expected that the annual turnover rate for the Fixed Income Portfolio will not exceed 250%. For the fiscal period ended September 30, 1995, the portfolio turnover rate for the Equity Portfolio and the Fixed Income Portfolio was 56% and 150%, respectively.

     High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a Portfolio. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net short-term capital gains are distributed to shareholders and, in the case of shareholders subject to federal income taxation, will be taxable at ordinary income tax rates for federal income tax purposes regardless of a shareholder's holding period in portfolio shares. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation.

                           SPECIAL RISK CONSIDERATIONS

High Yield Securities

     The Fixed Income Portfolio may invest up to 20% of its assets in high yield securities. High yield securities are exposed to a substantial degree of credit risk and lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructurings or similar events. Also, high yield securities are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances (including bonds rated below investment grade, commonly referred to as "junk" or "high yield, high risk" bonds) are substantial.

     Another consideration is the fact that the market for high yield securities is relatively new. Because of this, a long-term track record for bond default rates does not exist for the high yield securities market. In addition, the secondary market for high yield securities is generally less liquid than that of investment grade corporate securities. This lower liquidity might have an effect on the Portfolio's ability to value or dispose of such securities. These factors add to the risks associated with investing in high yield securities.

     The share price of the Fixed Income Portfolio will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low-rated and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Credit quality in the high-yield bond market can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

     In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and the Fixed Income Portfolio may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, the Fixed Income Portfolio may find it difficult to value its securities accurately. The Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions.

     High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fixed Income Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

     Certain types of high yield bonds are non-income producing securities. For example, zero coupon bonds pays interest only at maturity and payment-in-kind bonds pays interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount amortization, will, however, be treated as ordinary income which will be distributed to shareholders even though the Fixed Income Portfolio does not receive periodic cash flow from these same investments.

      In an effort to minimize these risks, the Fixed Income Portfolio diversifies its holdings among many issuers. In addition, securities are sought whose return potential offers attractive compensation relative to the degree of risk involved.

Mortgage-Backed Securities

     Mortgage-backed securities differ from other fixed-income securities in their exposure to prepayment risk. Prepayment risk is the possibility that, during periods of declining interest rates, mortgage prepayments will accelerate on mortgage-backed securities, especially on those with high stated interest rates ("coupons"). Prepayment risk has two important effects. First, like fixed-income securities in general, when interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities. However, when interest rates fall, mortgage-backed securities may not enjoy as large a gain in market value as a comparable fixed-income security due to prepayment risk. Second, when interest rates fall and additional mortgage prepayments must be reinvested at lower rates, the income from the reinvested securities will be reduced. In part to compensate for these risks, mortgage-backed securities will generally offer higher yields than other fixed-income securities of comparable credit quality and maturities.

     Mortgage-backed securities also differ from other fixed-income securities in that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if these securities are purchased at a premium, faster than expected prepayments will reduce yield to maturity, while slower than expected prepayments will increase yield to maturity. Conversely, if these securities are purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

     With respect to CMOs and asset-backed securities, due to the possibility that prepayments (on home mortgages, automobile loans and other collateral) will alter the cash flow on CMOs and asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life of the instruments. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Stripped Mortgage-Backed Securities

     The yield to maturity on stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fixed Income Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fixed Income Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. POs may generate taxable income from the current accrual of original issue discount, with a corresponding distribution of cash to the Fixed Income Portfolio. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

     Stripped mortgage-backed securities have greater volatility than other types of mortgage securities. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not been fully developed. Accordingly, stripped mortgage-backed securities are generally illiquid and subject to the Fixed Income Portfolio's limitations on investments in illiquid securities.

Inverse Floating Rate Obligations

     Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Securities

     The Fixed Income Portfolio may invest without limit in foreign securities. The Equity Portfolio may invest in foreign securities, but such securities (including ADR's) will not comprise more than 5% of its net assets. Although the Portfolios expect their investments in foreign securities to be primarily securities of issuers located in developed countries, on occasion the Portfolios may invest in securities of issuers located in lesser-developed or other countries, subject to satisfying any applicable credit quality standards of the Portfolios described herein. Investors should recognize that investing in the securities of foreign issuers involves certain special considerations which are not typically associated with investing in the securities of U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Securities of some non-U.S. issuers may be less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to developing countries and certain other foreign countries, there is the possibility of expropriation or confiscatory taxation, currency blockages, withholding of dividends or interest payments at the source, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

     Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising a Portfolio's investments.

Futures Contracts, Options on Futures Contracts and Options

     The primary risks associated with the use of futures and/or options, which are part of a class of instruments commonly referred to as "derivatives," are
(i) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and/or options purchased or sold by a Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a Portfolio's ability to hedge. In the opinion of the Board of Directors, the risk that a Portfolio will be unable to close out a futures and/or options contract will be minimized by entering only into futures and/or options transactions traded on national exchanges and for which there appears to be a liquid secondary market. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or related circumstances;
(iii) the risk that options may exhibit a greater short-term price volatility than the underlying security; and (iv) the risk that a Portfolio may be forced to forego participation in the appreciation of the value of underlying securities or currency due to the writing of a covered call option.

Interest Rate and Currency Swaps

     The Fixed Income Portfolio may enter into transactions known as interest rate and/or currency swaps. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fixed Income Portfolio would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT SUITABILITY

     The Fund's Portfolios are designed principally for the investments of tax-exempt fiduciary investors and other institutional clients. Since it is contemplated that the preponderance of investors in the Portfolios will not be subject to federal income taxes, securities transactions for the Portfolios will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains and dividend income under the Code. While the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), does not prohibit a fiduciary of an employee benefit plan from investing in any specific type of asset, it imposes certain duties on fiduciaries of such plans which are subject to its provisions. These requirements are more fully discussed in the Statement of Additional Information.

                               PURCHASE OF SHARES

     Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. See "Valuation of Shares."

Initial Investments by Wire

     Subject  to  acceptance  by the  Fund,  shares  of  each  Portfolio  may be purchased by wiring Federal Funds ($1 million minimum per Portfolio) to the Fund's Custodian Bank, LTCB Trust Company, 165 Broadway, New York, New York 10006 (see instructions below). A completed Account Registration Form should be forwarded to the Fund at the address noted below under "Initial Investments by Mail" in advance of the wire. For each Portfolio, notification must be given to the Fund at 1-800-393-9998 prior to 4:15 p.m., New York time, of the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired through the Federal Reserve Bank of New York to:

           LTCB Trust Company
           165 Broadway
           New York, New York 10006
           ABA # 026002040
           F/B/O Minerva Fund, Inc.
           AC # 140573221
           Ref. (Portfolio name)

     Federal Funds purchases will be accepted only on a day on which the relevant Portfolio and the Custodian Bank are open for business.

Initial Investments by Mail

     Subject to acceptance by the Fund, an account may also be opened by completing and signing an Account Registration Form (provided at the end of the Prospectus), and mailing it to the Fund at the address noted below, together with a check ($1 million minimum per Portfolio) payable to the Minerva Fund,
Inc.:

           Minerva Fund, Inc.
           P.O. Box 4490
           New York, New York 10163

     The Portfolio(s) to be purchased should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check in any Portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase.

Additional Investments

     Additional purchases of shares at net asset value may be made at any time (minimum investment $100,000 per Portfolio) by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Minerva Fund,

Inc.) or by wiring monies to the Custodian Bank as outlined above under "Initial Investments by Wire." For each Portfolio, notification must be given to the Fund at 1-800-393-9998 prior to 4:15 p.m., New York time, of the wire date.

Other Purchase Information

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

     Under certain circumstances, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio. A gain or loss for federal income tax purposes may be realized by taxable investors making in-kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact LTCB-MAS. In-kind purchases are described more fully in the Statement of Additional Information.

     Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

     LTCB-MAS or one of its affiliates may have a pre-existing fiduciary relationship with certain employee benefit plan investors. Prior to purchasing shares of the Fund's Portfolios, an independent fiduciary of such an investor must authorize such purchase by completing and signing an Employee Benefit Plan Fiduciary Authorization Form (provided with the Prospectus) and mailing it to the Fund at the address noted above.

     Shares of the Fund's Portfolios may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

                              REDEMPTION OF SHARES

     Shares of each Portfolio of the Fund may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Portfolio.

By Mail

     Each Portfolio will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset values per share of the Fund's Portfolios are determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE") and the Portfolio are open for business. Requests should be addressed to Minerva Fund, Inc., P.O. Box 4490, New York, New York 10163.

     Requests in "good order" must include the following documentation:

          (a) The share certificates, if issued;

          (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

          (c) Any required signature guarantees (see "Signature Guarantees" below); and

          (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     Signature Guarantees. To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address, and (2) share transfer requests. Shareholders may contact the Fund at 1-800-393-9998 for further details.

By Telephone

     Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-800-393-9998 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Further Redemption Information

     Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to eight business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.

     Payment of the redemption proceeds will ordinarily be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

Exchange Privilege

     Each Portfolio's shares may be exchanged for shares of the Fund's other Portfolio based on the respective net asset values of the shares involved, subject to the minimum investment requirements specified under "Purchase of Shares" above. The exchange privilege is only available, however, with respect to Portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to Minerva Fund, Inc., P.O. Box 4490, New York, New York 10163 or, if the Telephone Exchange Option has been authorized, by calling the Fund at 1-800-393-9998. See "Redemption of Shares--By Telephone" above. Shareholders should note that an exchange between Portfolios is considered a sale and purchase of shares for tax purposes. The exchange privilege may be modified or discontinued upon 30 days' prior written notice to shareholders.

Transfer of Registration

     The registration of Fund shares may be transferred by writing to Minerva Fund, Inc., P.O. Box 4490, New York, New York 10163. As in the case of redemptions, the written request must be received in good order as defined above.

                               VALUATION OF SHARES

Equity Portfolio

     Net asset value per share is determined by dividing the total market value of the Equity Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of 4:15 p.m., New York time, on each day that the NYSE and the Portfolio are open for business. Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available on the exchange where they are primarily traded before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. Unlisted securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Directors.

Fixed Income Portfolio

     Net asset value per share is computed by dividing the total value of the investments and other assets of the Portfolio, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share is determined as of 4:15 p.m., New York time, on each day that the NYSE and the Portfolio are open for business. Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

     Net asset value includes interest on fixed-income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market.

     However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost unless the Board of Directors determines that amortized cost does not reflect fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available, will be valued in good faith at fair value using methods approved by the Board of Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends and Capital Gains Distributions

     Dividends are generally paid to shareholders on a quarterly basis. If any net capital gains are realized from the sale of underlying securities, the Portfolios normally distribute such gains with the last dividend for the calendar year. All dividends and capital gains distributions are automatically paid in additional shares of the Portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund.

     In each Portfolio, undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

     With respect to the Fixed Income Portfolio, certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the Portfolio in accordance with its investment objective and policies.

Federal Taxes

     Each Portfolio of the Fund intends to qualify for taxation as a "regulated investment company" under the Code. If so qualified, each Portfolio will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that the Portfolio distributes each taxable year (i) at least 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income. Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net realized long-term capital gains, investment company taxable income and operating expenses will be determined separately for each Portfolio.

     Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income. In the case of the Equity Portfolio, for owners of shares that are corporations, such distributions may be eligible for the dividends-received deduction, but the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources. The Fund will send each shareholder a statement each year indicating the amount of the dividend income which qualifies for such treatment.

     Whether paid in cash or additional shares of a Portfolio, and regardless of the length of time the shares in such Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, and are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to federal tax status of dividends and distributions paid by a Portfolio.

Such dividends and distributions may also be subject to state and local taxes.

     Exchanges and redemptions of shares in a Portfolio are generally taxable events for federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.

     Each Portfolio intends to declare and pay dividends and capital gains distributions so as to avoid imposition of a nondeductible 4% federal excise tax. To do so, each Portfolio intends to distribute an amount at least equal to
(i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by a Portfolio (and received by the shareholders) on December 31 of the year declared.

                              INVESTMENT MANAGEMENT

     LTCB-MAS acts as the Fund's investment manager and has overall responsibility for supervising the investment program of each Portfolio.
LTCB-MAS, a joint subsidiary of LTCB and MA&S, is registered under the Investment Advisers Act of 1940 and provides investment counselling services to employee benefit plans and other institutional investors. As of September 30, 1995, LTCB-MAS had assets under management in excess of $741 million. LTCB, with over $300 billion in assets as of September 30, 1995, is one of the 25 largest banks in the world. MA&S provides investment counselling services primarily to institutional investors and as of September 30, 1995, had assets under management in excess of $33 billion. The selection on a day-to-day basis of appropriate investments for each Portfolio is made by MA&S acting in collaboration with and under the supervision of LTCB-MAS.

     Pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund, LTCB-MAS has responsibility for the investment and reinvestment of the assets of each Portfolio and will supervise the investment program of each Portfolio in accordance with the stated investment objective and policies of each Portfolio. The activities of LTCB-MAS as investment manager shall remain under the control and supervision of the Fund's Board of Directors. LTCB-MAS shall advise and consult with MA&S regarding each Portfolio's overall investment strategy and consult with MA&S on at least a weekly basis regarding specific decisions concerning the purchase, sale or holding of particular securities. As compensation for the services rendered by LTCB-MAS under the Investment Management Agreement, each Portfolio will pay LTCB-MAS an investment management fee calculated and accrued daily and paid monthly, based on the following annual percentage rates, to the Portfolio's average daily net assets for the month:

                                                           Rate
                                                           ----
           Equity Portfolio ..........................     .50%
           Fixed Income Portfolio ....................     .375%

     Pursuant to an investment services agreement (the "Investment Services Agreement") between LTCB-MAS and MA&S, MA&S, acting in collaboration with and under the supervision of LTCB-MAS, is responsible on a day-to-day basis for selecting investments for each Portfolio in conformity with the stated investment objective and policies of each Portfolio. MA&S will place purchase and sale orders for each Portfolio's portfolio securities. MA&S receives no fee pursuant to the Investment Services Agreement for the services it provides.

     Sixty percent of the outstanding capital stock of LTCB-MAS is owned by LTCB Capital Markets, Inc. ("LCM") which, in turn, is wholly owned by LTCB. Forty percent of the outstanding capital stock of LTCB-MAS is owned by MA&S. LCM owns a non-voting limited partnership interest in MA&S equal to approximately eighteen percent of the total equity of MA&S. MA&S is wholly owned, indirectly, by Morgan Stanley Group Inc. The principal offices of LTCB-MAS are located at One Tower Bridge, Suite 1000, West Conshohocken, Pennsylvania 19428. The principal offices of MA&S are located at One Tower Bridge, Suite 1150, West Conshohocken, Pennsylvania 19428.

     In cases where a shareholder of either of the Portfolios has an investment counselling relationship with LTCB-MAS, LTCB-MAS may reduce the investment counselling fees paid by the client directly to LTCB-MAS. This procedure will be utilized with clients having contractual relationships based on total assets managed by LTCB-MAS to avoid situations where excess investment management fees might be paid to LTCB-MAS. In no event will a client pay higher total investment management fees as a result of the client's investment in the Fund.

     Mr. Hideo Ueki, Equity Portfolio Manager of LTCB-MAS, has primary responsibility for supervision of the Equity Portfolio's investment program, and Mr. Akihito Sakata, Fixed Income Portfolio Manager of LTCB-MAS, has primary responsibility for supervision of the Fixed Income Portfolio's investment program. Mr. Ueki has been Equity Portfolio Manager of LTCB-MAS since 1993, was a Fund Manager of LTCB Investment Management Company, Ltd. from 1990 to 1993, and prior thereto was a Loan Officer of LTCB. Mr. Sakata has been Vice President and Fixed Income Portfolio Manager of LTCB-MAS since 1992. He was employed by LTCB Investment Management Co., Ltd. as Fund Manager of the Quantitative Investment Management Division from 1990 to 1992 and an Equity Analyst from 1988 to 1990. Messrs. John D. Connolly, Gary G. Schlarbaum and A. Morris Williams, Jr., each a Portfolio Manager of MA&S, are primarily responsible for the day-to-day management of the Equity Portfolio in consultation with and under the supervision of Mr. Ueki. Messrs. Thomas L. Bennett, Kenneth B. Dunn, James L. Kichline and Richard B. Worley, each a Portfolio Manager of MA&S, are primarily responsible for the day-to-day management of the Fixed Income Portfolio, in consultation with and under the supervision of Mr. Sakata. Each of the aforementioned Portfolio Managers of MA&S have been affiliated with MA&S for at least the past five years.

                             ADMINISTRATIVE SERVICES

     Furman Selz provides the Fund with administrative and fund accounting services pursuant to a fund administration agreement (the "Fund Administration Agreement"). The services under the Fund Administration Agreement are subject to the supervision of the Fund's Board of Directors and officers, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodians, and assistance in the preparation of the Fund's Registration Statements under federal and state laws. Pursuant to the

Fund Administration Agreement, the Fund will pay Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Fund plus an annual fee of $30,000 per Portfolio for fund accounting services.

     From time to time, subject to review by the Board of Directors, Furman Selz may make certain adjustments to the fees it is entitled to receive from the Fund pursuant to its Fund Administration Agreement.

                                   DISTRIBUTOR

     Shares of the Fund are distributed through Furman Selz pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, Furman Selz does not receive any fee or other compensation for distributing shares of the Fund. The principal offices of Furman Selz are located at 230 Park Avenue, New York, New York 10169.

                             INVESTMENT LIMITATIONS

     Each Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. If a percentage limitation on investment or utilization of assets as set forth herein is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction. As a matter of fundamental policy, neither Portfolio will:

          (a) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

          (b) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

          (c) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when any such Portfolio adopts a temporary defensive position;

          (d) make loans except (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, subject to the applicable limitations of its investment policies and (ii) by lending its portfolio securities; and

          (e) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33-1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings), provided, however, that trading in futures contracts, options on futures contracts and options and entering into swap transactions shall not be deemed to involve a "borrowing" for purposes of this limitation, and provided further that additional portfolio securities may not be purchased by a Portfolio while borrowings and reverse repurchase agreements exceed 5% of the Portfolio's total assets;

     The foregoing investment limitations and certain of the limitations described in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a "majority of the shares" of the applicable Portfolio of the Fund, as defined in the 1940 Act.

                               GENERAL INFORMATION

Organization and Capital Stock

     The Fund was incorporated in Maryland on June 28, 1993. The authorized capital stock of the Fund consists of 200,000,000 shares having a par value of $.001 per share. The Fund's Articles of Incorporation authorize the issuance of two classes of shares corresponding to shares in the Equity Portfolio and the Fixed Income Portfolio. The Fund's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares in the same or additional investment portfolios.

     All shares of the Fund have equal voting rights and will be voted in the aggregate and not by class, except where voting by class is required by law or where the matter involved affects only one class. Under the corporate law of Maryland, the Fund's state of incorporation, and the Fund's By-Laws (except as required under the 1940 Act), the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Fund's Directors if such a request is made, in writing, by the holders of at least 10% of the Fund's outstanding voting securities. In such cases, the Fund will assist in calling the meeting (including effecting any necessary shareholder communications) as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

      All shares of the Fund, when issued, will be fully paid and nonassessable.

     The business and affairs of the Portfolios are managed under the general direction and supervision of the Fund's Board of Directors. The day-to-day operations of the Portfolios are handled by the Fund's officers.

Custodian

     LTCB Trust Company, 165 Broadway, New York, New York 10006, acts as Custodian for each Portfolio.

Transfer Agent and Dividend Disbursing Agent

     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Transfer Agent and Dividend Disbursing Agent for the Fund.

Counsel

     Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, serves as counsel to the Fund.

Reports

     Shareholders  will receive  semi-annual  and annual  financial  statements.
Annual financial statements are audited by Price Waterhouse LLP, independent accountants, whose selection is ratified by shareholders. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

Closed Holidays

     Currently, the days on which the NYSE and/or the Fund are closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Fixed Income Portfolio will be closed on Columbus Day, Veteran's Day and New Year's Eve.

Expenses of the Fund

     The Fund bears all of its own costs and expenses, including: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Board of Directors, the cost of filing its registration statements under federal and state securities laws, reports to shareholders and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio based on such Portfolio's relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities. LTCB-MAS has agreed to reimburse the Equity Portfolio and the Fixed Income Portfolio for total annual operating expenses in excess of 1.00% and .80%, respectively, of average net assets for a period of at least one year from the date of this Prospectus.

Regulatory Matters

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such bank holding company or affiliate from acting as investment adviser or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. LTCB and the Fund believe that LTCB-MAS and LTCB Trust Company, or any other duly authorized affiliate of LTCB, may perform the investment advisory and custody services, respectively, for the Fund, as described in this Prospectus, and that LTCB Trust Company or any other affiliate of LTCB, subject to such banking laws and regulations, may act as a Shareholder Organization as contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent LTCB-MAS, LTCB Trust Company or any other affiliate of LTCB from continuing to perform investment advisory or custody services for the Fund, as the case may be, or require LTCB Trust Company or any other affiliate of LTCB to discontinue acting as a Shareholder Organization.

     If LTCB-MAS, LTCB Trust Company or any other affiliate of LTCB were prohibited from performing investment advisory or custody services for the Fund, as the case may be, it is expected that the Fund's Board of Directors would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. If LTCB Trust Company or any other affiliate of LTCB were required to discontinue acting as a Shareholder Organization, its customers would be permitted to remain the beneficial owners of Portfolio shares and alternative means for continuing the servicing of such customers would be sought. The Fund does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

                             DIRECTORS AND OFFICERS

     The following is a list of the Directors and principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.

Name, Address and Age                     Position with the Fund            Principal  Occupation  During Past Five Years
-----------------                         ----------------------            ---------------------------------------------
*James D. Schmid                              Director and                  Miller Anderson & Sherrerd (since 1989);
 Miller Anderson & Sherrerd               Chairman of the Board             President, MAS Funds; Director, MAS
 One Tower Bridge                                                           Funds Distributor, Inc.; formerly Vice President,
 West Conshohocken, PA 19428                                                Chase Manhattan Bank.
 Age: 45 years

 Carl T. Hagberg                                Director                    Chairman, Carl T. Hagberg & Associates
 6 South Lakeview Drive                                                     (since 1992); formerly Senior Vice President,
 Jackson, NJ 08527                                                          Chemical Bank.
 Age: 53 years

  Raymond F. Miller                             Director                    Partner, Cronus Partners, Inc.(since 1990);
  Cronus Partners, Inc.                                                     formerly Managing Director, Bankers Trust Co.
  540 Madison Avenue                                                        Director, Thirty Thirty Park Group, Inc.
  New York, NY 10022
  Age: 54 years

  Charles A. Parker                             Director                    Director, T.C.W. Convertible Fund, Inc.;
  54 Huckleberry Hill Road                                                  formerly Executive Vice President, Director
  New Canaan, CT 06840                                                      and Chief Investment Officer, Continental
  Age: 61 years                                                             Corporation

--------------
* Director is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.


Name, Address and Age                     Position with the Fund            Principal Occupation During Past Five Years
-----------------                         ----------------------            -------------------------------------------
John J. Pileggi                               President and                 Director,
230 Park Avenue                                 Treasurer                   Furman Selz LLC
New York, NY 10169
Age: 36 years

Joan V. Fiore                                   Secretary                   Managing Director and Counsel,
230 Park Avenue                                                             Furman Selz LLC (since 1991);
New York, NY 10169                                                          formerly Attorney with the
Age: 39 years                                                               Securities and Exchange
                                                                            Commission (1986-1991).

Sheryl Hirschfeld                               Assistant                   Director, Corporate Secretary Services,
230 Park Avenue                                 Secretary                   Furman Selz LLC (since November 1994);
New York, NY 10169                                                          formerly Assistant to the Corporate Secretary
Age: 35 years                                                               and General Counsel at The Dreyfus Corporation.

Donald Brostrom                                 Assistant                   Director, Fund Services, Furman Selz
230 Park Avenue                                 Treasurer                   LLC (since 1986).
New York, NY 10169
Age: 37 years


Remuneration of Directors and Officers

     The Fund pays each Director an annual fee plus a fee and reimbursement for travel and other expenses in connection with attending Board meetings. The Fund's officers are paid by Furman Selz.

                               MINERVA FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 29, 1996

     Minerva Fund, Inc. (the "Fund") is a no load open-end management investment company consisting of two portfolios offering a variety of investment alternatives. This Statement of Additional Information sets forth information about the Fund applicable to each of the two portfolios.

     This Statement is not a Prospectus but should be read in conjunction with the Fund's Prospectus dated January 29, 1996. To obtain the Prospectus, please call the Fund at the telephone number indicated below.

                 Information and Client Services 1-800-393-9998

                                TABLE OF CONTENTS

                                                                            Page
Investment Objectives and Policies ........................................ B-2
Foreign Investments........................................................ B-4
Futures Contracts ......................................................... B-5
Options ................................................................... B-8
Options on Foreign Currencies ............................................. B-8
Risks of Options on Futures Contracts, Forward Contracts
  and Options on Foreign Currencies........................................ B-10
Interest Rate and Currency Swaps .......................................... B-12
Tax Aspects of Options, Futures,
  Forward Contracts and Swap Agreements ................................... B-13
Foreign Currency Exchange-Related Securities .............................. B-14
Rule 144A Securities ...................................................... B-17
Additional Information Concerning Taxes ................................... B-18
Investment Suitability..................................................... B-22
Purchase of Shares......................................................... B-23
Redemption of Shares....................................................... B-24
Determination of Net Asset Value........................................... B-25
Shareholder Services....................................................... B-26
Investment Limitations..................................................... B-27
Officers and Directors of the Fund......................................... B-30
Investment Management...................................................... B-31
Distributor for the Fund................................................... B-34
Portfolio Transactions..................................................... B-34
Administration, Custody and Transfer
 Agency Services........................................................... B-35
General Information ....................................................... B-37
Performance Calculations .................................................. B-39
Comparative Indices ....................................................... B-41
Appendix -- Description of Securities and Ratings.......................... A-1
Report of Independent Accountants and
     Financial Statements.................................................. F-1

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The following policies supplement the investment objectives and policies set forth in the Fund's Prospectus:

Repurchase Agreements

     Each of the Fund's Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by such Portfolio's custodian bank until repurchased. Such agreements permit the Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer term nature. The Fund will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price.

     The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Securities Lending

     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"), or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. Such loans may involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Miller Anderson & Sherrerd ("MA&S") to be of good standing and only when, in the judgment of MA&S, the income to be earned from the loans justifies the attendant risks.

     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

                                       -4-
--------------------------------------------------------------------------------
                               FOREIGN INVESTMENTS
--------------------------------------------------------------------------------


     Investors should recognize that investing in the securities of foreign issuers involves certain special considerations which are not typically associated with investing in the securities of U.S issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policy of each of the Portfolios permits it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract.

     As foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S.

investments in those countries.

     Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising such Portfolio's investments. These foreign withholding taxes, however, are not expected to have a significant impact on a Portfolio.

--------------------------------------------------------------------------------
                                FUTURES CONTRACTS
--------------------------------------------------------------------------------


     In order to further its investment objective and policies, each Portfolio of the Fund may purchase and sell financial futures contracts and options on financial futures contracts. The Equity Portfolio will only engage in such transactions to the extent that they relate to equity securities or indices of equity securities (or, if the Portfolio has invested in securities denominated in foreign currencies, foreign currency exchange rates). The Fixed Income Portfolio will only engage in such transactions to the extent that they relate to interest rates (including futures contracts on debt instruments or indices of debt instruments or, if the Portfolio has invested in securities denominated in foreign currencies, foreign currency exchange rates).

     Futures contracts provide for the sale by one party and purchase by another party of a specified amount of the underlying instrument or currency at a specified future time and price (or, in the case of certain cash-settled instruments, a net cash amount). Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government Agency.

     Although most futures contracts by their terms call for actual delivery or acceptance of the underlying instrument or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range between

1% and 10% of the value of the contract being traded. A Portfolio's margin deposits, consisting of cash, U.S. Government securities and other liquid, high grade debt obligations, will be placed in a segregated account maintained by the Fund's custodian.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Portfolios intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or, to the extent that the Fund's futures and options positions are for other purposes, that the aggregate initial margins and premiums required to establish such non- hedging positions not exceed 5% of the liquidation value of the Portfolio. The Portfolios will only sell futures contracts to protect securities owned by them against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contracts purchased will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Trading in futures contracts and options on futures contracts involves unique risks, including those summarized in the following paragraphs.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying the interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in primarily for hedging purposes, the Adviser (as defined below) does not believe that the Fund's Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom such Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

--------------------------------------------------------------------------------
                                     OPTIONS
--------------------------------------------------------------------------------

     Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

     Although certain risks are involved in options, the Adviser believes that the futures and options strategies to be utilized by the Fund will not subject its Portfolios to the same risks associated with speculative use of futures and options transactions.

--------------------------------------------------------------------------------
                          OPTIONS ON FOREIGN CURRENCIES
--------------------------------------------------------------------------------

     Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if exchange rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio (a) maintains in a segregated account cash, U.S. Government securities or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily or (b) owns a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Fund's custodian.

     Each Portfolio also intends to write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is considered to be used for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio will collateralize the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

--------------------------------------------------------------------------------
                     RISKS OF OPTIONS ON FUTURES CONTRACTS,
               FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
--------------------------------------------------------------------------------

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moveover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

--------------------------------------------------------------------------------
                        INTEREST RATE AND CURRENCY SWAPS
--------------------------------------------------------------------------------

     The Fixed Income Portfolio may enter into transactions known as interest rate and/or currency swaps. An interest rate swap is an agreement to exchange the interest income generated by one fixed-income instrument for the interest income generated by another fixed-income instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes fixed interest rates and prices, interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the income stream generated by a fixed rate instrument which it already owns for the income stream generated by a variable rate instrument owned by another party. The currency swaps in which the Fixed Income Portfolio may engage will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and/or final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the Fixed Income Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts based on the movement of a specified index.

     The Fixed Income Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Fund does not believe such obligations constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.

     Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the forecasts of market values, interest rates and currency exchange rates which form the basis for the Fixed Income Portfolio's interest rate and currency swaps are incorrect, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

--------------------------------------------------------------------------------
                        TAX ASPECTS OF OPTIONS, FUTURES,
                      FORWARD CONTRACTS AND SWAP AGREEMENTS
--------------------------------------------------------------------------------

     Some of the options, futures contracts or forward contracts entered into by a Portfolio may be "Section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code of 1986, as amended (the "Code"), are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally treated as 60% long-term and 40% short-term capital gains on losses. Gains or losses from foreign currency forward contracts are treated as ordinary income or loss, however, an election may be made to treat such gains or losses as capital gains or losses. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward foreign currency contracts are generally 60% long-term and 40% short-term capital gains or losses. Foreign currency gains and losses from the forward foreign exchange contracts may be treated as ordinary income pursuant to Section 988.

     Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap agreements undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

     A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

     Certain requirements of the Code, such as the 30% limitation on gains from the disposition of certain options, futures, forward contracts and swap agreements held less than three months, and the qualifying income and diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in these transactions.

--------------------------------------------------------------------------------
                  FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES
--------------------------------------------------------------------------------

     The following discussion relates to certain foreign currency exchange-related securities in which the Fixed Income Portfolio may invest.

Foreign currency warrants

     Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper

     Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Rule 144A Securities

     As indicated in the Prospectus, each of the Portfolios may purchase certain restricted securities ("Rule 144A securities"), as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

     Rule 144A securities may be liquid or illiquid, depending upon whether there is a secondary market of qualified institutional buyers of such Rule 144A securities. There is no assurance that a liquid market for any particular Rule 144A securities will develop or be maintained. In promulgating Rule 144A the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors, although the board may delegate the day-to-day function of determining liquidity to the portfolio's investment adviser, provided that the board retains sufficient oversight. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a Portfolio's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to MA&S the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews purchases and sales of Rule 144A securities.

     To the extent that liquid Rule 144A securities held by a Portfolio become illiquid due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Portfolio's assets invested in illiquid assets would increase. MA&S, under the supervision of the Board of Directors, will monitor investments in Rule 144A securities and will consider appropriate measures to enable a Portfolio to maintain sufficient liquidity for operating purposes and to meet redemption requests.

--------------------------------------------------------------------------------
                     ADDITIONAL INFORMATION CONCERNING TAXES
--------------------------------------------------------------------------------

In General

     Each Portfolio intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Code. Qualification as a RIC requires, among other things, that each Portfolio: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. Proposed legislation has been recently introduced that would repeal the 30% limitation described in (b) above. It is currently unclear whether the proposed legislation will become law and, if enacted, the form it will take.

     Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Gain or loss, if any, on the sale or other disposition of shares of each of the Portfolios will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Portfolio before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share, or shall be disallowed to the extent of any exempt-interest dividend. Currently, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains is lower than the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at the same rates as ordinary income).

     Note that under H.R. 2491, as passed by Congress and vetoed by President Clinton, individual taxpayers would have been permitted a 50 percent deduction for any capital gains that they recognized, and corporations would have been taxed at a 28 percent rate on capital gains, in lieu of the regular corporate rate. The provisions generally were to be effective December 31, 1994. It is unclear whether similar legislation will be included as part of the 1996 budget compromise and, if so, its effective date.

     Each Portfolio's investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, each Portfolio's treatment of certain other options, futures and forward contracts entered into by the Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

     Absent a tax election to the contrary, each such Section 1256 position held by the Portfolios will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Portfolios' fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Portfolios. The acceleration of income on Section 1256 positions may require the Portfolios to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the

Code, the Portfolios may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Portfolios.

     When the Portfolios hold options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

     As a regulated investment company, each Portfolio is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Portfolios' ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Portfolios, resulting in additional short-short income for the Portfolios.

     Each Portfolio will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Portfolio as a regulated investment company under Subchapter M of the Code.

     The Fixed Income Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in POs or other obligations having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Portfolio, it may be required to borrow money or dispose of other securities to be able to make distriubtions to its investors. The extent to which the Portfolio may liquidate securities at a gain may be limited by the 30% limitation discussed above. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

     Each Portfolio will limit its equity investments in non-U.S. corporations which would be treated as passive foreign investment companies ("PFICs") under the Code in order to avoid adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Portfolios do invest in PFICs, they may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the Portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the Portfolios' shareholders. Therefore, the payment of this tax would reduce the Portfolios' economic return from their PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains. For these and other operations reasons, the Portfolios will generally avoid, where possible, investment in foreign securities that are known to be or potentially may be classified as PFIC securities.

     In the past several years, the United States Congress has considered various legislative proposals which would unify and, in certain cases, modify the anti-deferral rules contained in various provisions of the Code, including the provisions dealing with PFICs, related to the taxation of United States shareholders of foreign corporations. In the case of a PFIC having "marketable stock" H.R. 2491, as passed by Congress and vetoed by President Clinton, contained a provision that would have permitted United States shareholders such as a Portfolio to elect to mark-to-market stock in the PFIC annually. The legislation generally treated all PFIC stock owned by a Portfolio as "marketable stock." Otherwise, United States shareholders were treated substantially the same as under current law. Special rules applicable to mutual funds classified as "marketable stock" all stock in PFICs held by a Portfolio; however, a Portfolio was not liable for tax on income from PFICs that it distributed to its shareholders. It is unclear whether similar legislation will be included as part of the 1996 budget compromise. Moreover, on April 1, 1992 the Internal Revenue Service proposed regulations providing a mark-to-market election for RICs that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.

Backup Withholding

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number, (ii) the IRS notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

     The foregoing discussion is only a brief summary of certain additional tax considerations affecting the Fund, its Portfolios and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussion set forth here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local and foreign taxes.

--------------------------------------------------------------------------------
                             INVESTMENT SUITABILITY
--------------------------------------------------------------------------------

     Section 404 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain duties on fiduciaries of employee benefit plans which are subject to its provisions. While ERISA does not prohibit a fiduciary from investing in any specific type of asset, it does require a fiduciary to discharge his or her duties solely in the interest of plan participants and their beneficiaries with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. In addition, Section 404 of ERISA requires a fiduciary to diversify the investments of a plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. Plan fiduciaries should give appropriate consideration to all relevant factors in deciding whether to authorize the purchase of shares of the Fund's Portfolios, including the opportunity for gain and the risk of loss, the plan's overall investment portfolio and its needs for diversification, liquidity, current return relative to anticipated cash flow requirements, and projected return relative to funding objectives.

     The foregoing discussion is merely a summary of certain issues that a fiduciary of an employee benefit plan investor should evaluate when considering an investment in the Fund. Fiduciaries are urged to consult with their legal advisers before investing plan assets in shares of the Fund's Portfolios.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

     For information pertaining to the manner in which shares of each Portfolio are offered to the public, see the Prospectus, "Purchase of Shares." The Fund reserves the right, in its sole discretion, to (i) suspend the offering of shares of its Portfolios, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The officers of the Fund may, from time to time, waive the minimum initial and subsequent investment requirements.

     If LTCB-MAS Investment Management, Inc. ("LTCB-MAS") or one of its affiliates has a pre-existing fiduciary relationship with an employee benefit plan investor, an independent named fiduciary of the plan must provide prior written authorization of the plan's investment in the Fund on an Employee Benefit Plan Fiduciary Authorization Form (provided with the Prospectus).

     If accepted by a Portfolio, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio as described in the Fund's Prospectus. Securities to be exchanged which are accepted by a Portfolio will be valued in accordance with the procedures referenced under "Valuation of Shares" in the Fund's Prospectus at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Portfolio by the investor upon receipt from the issuer.

     The Portfolios will accept securities for their portfolios in exchange for shares issued by them, but only if (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the 1933 Act or under the laws of the country in which the principal market for such securities exists, or otherwise; (3) the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction; and (4) such securities are consistent with the Portfolio's investment objective and policies, as applied by the Adviser (as defined under "Investment Management" below), and otherwise acceptable to the Adviser in its sole discretion.

     A gain or loss for federal income tax purposes may be realized by taxable investors making in-kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact LTCB-MAS.

--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC,
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

     The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's Prospectus under "Valuation of Shares" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

     No charge is made by a Portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Portfolio.

--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Equity Portfolio

     Net asset value per share is determined by dividing the total market value of the Equity Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of 4:15 p.m., New York time, on each day that the NYSE and the Portfolio are open for business. Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available on the exchange where they are primarily traded before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. Unlisted securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Directors.

Fixed Income Portfolio

     Net asset value per share is computed by dividing the total value of the investments and other assets of the Portfolio, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share is determined as of 4:15 p.m., New York time, on each day that the NYSE and the Portfolio are open for business. Securities listed on a foreign exchange are valued at the latest quoted sales price available on the exchange where they are primarily traded before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

     Net asset value includes interest on fixed-income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market.

     However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost unless the Board of Directors determines that amortized cost does not reflect fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available, will be valued in good faith at fair value using methods approved by the Board of Directors.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     The following supplements the shareholder services set forth in the Fund's
Prospectus:

Exchange Privilege

     Shares of each Portfolio of the Fund may be exchanged for shares of the Fund's other Portfolio. Exchange requests should be made as described in the Prospectus. Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange, a shareholder should consider the investment objective of the Portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to 4:15 p.m. (New York time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Expedited exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For federal income tax purposes, an exchange between Portfolios of the Fund is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege may be modified or terminated at any time.

Transfer of Shares

     Shareholders may transfer shares of the Fund's Portfolios to another person by written request to the Minerva Fund, Inc., P.O. Box 4490, New York, New York 10163. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.

--------------------------------------------------------------------------------
                             INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     Each Portfolio of the Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

Each Portfolio will not:

     (a) invest in physical commodities or contracts on physical commodities;

     (b) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

     (c) make loans except (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, subject to the applicable limitations of its investment policies, (ii) by lending its portfolio securities;

     (d) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

     (e) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (f) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33-1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings), provided, however, that trading in futures contracts, options on futures contracts and options and entering into swap transactions shall not be deemed to involve a "borrowing" for purposes of this limitation, and provided further that additional portfolio securities may not be purchased by a Portfolio while borrowings and reverse repurchase agreements exceed 5% of the Portfolio's total assets;

     (g) underwrite the securities of other issuers (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities); and

     (h) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when any such Portfolio adopts a temporary defensive position.

In addition to the foregoing fundamental limitations, as a matter of non-fundamental operating policy, each Portfolio will not:

     (1) enter into futures contracts, options on futures contracts or options to the extent that its aggregate net outstanding obligation under such instruments exceeds 35% of the Portfolio's total assets;

     (2) invest in puts, calls, straddles or spreads, except as described above in (1);

     (3) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

     (4) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts and options are not deemed to constitute selling securities short;

     (5) purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment manager owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (6) borrow money other than from banks;

     (7) pledge, mortgage, or hypothecate any of its assets to an extent greater than 33-1/3% of its total assets at fair market value;

     (8) invest more than an aggregate of 15% of the total assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days and over-the-counter options, provided that there is no limitation with respect to or arising out of investment in
     (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

     (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operation; and

     (12) write or acquire options on interests in oil, gas or other mineral exploration or development programs or leases.

--------------------------------------------------------------------------------
                       OFFICERS AND DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Board of Directors sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years are set forth in the Fund's Prospectus.

     The Fund pays each Director an annual fee of $2,000 plus a fee of $500 and reimbursement for travel and other expenses per Board meeting attended. The Fund's officers are paid by Furman Selz LLC ("Furman Selz").

                              DIRECTOR COMPENSATION
                   (for fiscal year ended September 30, 1995)

-----------------------------------------------------------------------------------------------------------------------------
                                                     Pension or                                       Total
                          Aggregate                  Retirement                                       Compensation
Name of                   Compensa-                  Benefits Accrued       Estimated Annual          From Registrant
Person,                   tion From                  As Part of Fund        Benefits Upon             and Fund Complex
Position                  Registrant                 Expenses               Retirement                Paid to Directors
--------                  ----------                 --------               ----------                -----------------
James D. Schmid            $2,000                        0                      N/A                       $2,000
Director

Carl T. Hagberg            $2,750                        0                      N/A                       $2,750
Director

Raymond F. Miller          $2,750                        0                      N/A                       $2,750
Director

Charles A. Parker*         $500                          0                       N/A                       $500
Director

-------------
*  Elected to the Board on September 6, 1995.

------------------------------------------------------------------------------------------------------------------------------

     As of January 9, 1996, the Directors and Officers, as a group did not own 1% or more of the Fund.

--------------------------------------------------------------------------------
                              INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

     LTCB-MAS acts as the Fund's investment manager and has overall responsibility for supervising the investment program of each Portfolio. LTCB-MAS, a joint subsidiary of The Long-Term Credit Bank of Japan, Limited ("LTCB") and MA&S, is registered under the Investment Advisers Act of 1940, as amended and provides investment counselling services to employee benefit plans and other institutional investors. As of September 30, 1995, LTCB-MAS had assets under management in excess of $741 million. LTCB, with over $300 billion in assets as of September 30, 1995, is one of the 25 largest banks in the world. MA&S provides investment counselling services primarily to institutional investors and as of September 30, 1995, had assets under management in excess of $33 billion. The selection on a day-to-day basis of appropriate investments for each Portfolio is made by MA&S acting in collaboration with and under the supervision of LTCB-MAS. As used in this Statement of Additional Information, the term "Adviser" refers to LTCB-MAS and MA&S acting in collaboration in the provision of investment advisory services to the Fund's Portfolios.

     Sixty percent of the outstanding capital stock of LTCB-MAS is owned by LTCB Capital Markets, Inc. ("LCM") which, in turn, is wholly owned by LTCB. Forty percent of the outstanding capital stock of LTCB-MAS is owned by MA&S. The sole general partner of MA&S is Morgan Stanley Asset Management Holdings Inc. ("MSAM"), and indirect wholly owned subsidiary of Morgan Stanley Group Inc. ("MSGI"). MSAM and two other wholly owned subsidiaries of MSGI are the limited partners of MA&S. The principal offices of LTCB- MAS are located at One Tower Bridge, Suite 1000, West Conshohocken, Pennsylvania 19428. The principal offices of MA&S are located at One Tower Bridge, Suite 1150, West Conshohocken, Pennsylvania 19428.

     Pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund, LTCB-MAS has responsibility for the investment and reinvestment of the assets of each Portfolio and will supervise the investment program of each Portfolio in accordance with the stated investment objective and policies of each Portfolio. The activities of LTCB-MAS as investment manager shall remain under the control and supervision of the Fund's Board of Directors. LTCB-MAS shall advise and consult with MA&S regarding each Portfolio's overall investment strategy and consult with MA&S on at least a weekly basis regarding specific decisions concerning the purchase, sale or holding of particular securities. As compensation for the services rendered by LTCB-MAS under the Investment Management Agreement, each Portfolio will pay LTCB-MAS an investment management fee calculated and accrued daily and paid monthly, based on the following annual percentage rates, to the Portfolio's average daily net assets for the month:

                                                      Rate
                                                      ----
Equity Portfolio                                      .50%
Fixed Income Portfolio                                .375%

     For the fiscal year ended September 30, 1995, LTCB-MAS waived its entire fee of $55,698 for the Equity Portfolio and $11,360 for the Fixed Income Portfolio. In addition, LCM voluntarily reimbursed expenses of $89,818 on the Equity Portfolio and $98,496 on the Fixed Income Portfolio for the fiscal year ended September 30, 1995.

     For the fiscal period ended September 30, 1994, LTCB-MAS waived its entire fee of $50,780 for the Equity Portfolio and $10,124 for the Fixed Income Portfolio. In addition, LCM voluntarily reimbursed expenses of $41,177 on the Fixed Income Portfolio for the fiscal period ended September 30, 1994.

     Pursuant to an investment services agreement (the "Investment Services Agreement") between LTCB-MAS and MA&S, MA&S, acting in collaboration with and under the supervision of LTCB- MAS, is responsible on a day-to-day basis for selecting investments for each Portfolio in conformity with the stated investment objective and policies of each Portfolio. MA&S will place purchase and sale orders for each Portfolio's portfolio securities. MA&S receives no fee pursuant to the Investment Services Agreement for the services it provides.

     In cases where a shareholder of either of the Portfolios has an investment counselling relationship with LTCB-MAS, LTCB-MAS may reduce the investment counselling fees paid by the client directly to LTCB-MAS. This procedure will be utilized with clients having contractual relationships based on total assets managed by LTCB-MAS to avoid situations where excess investment management fees might be paid to LTCB-MAS. In no event will a client pay higher total investment management fees as a result of the client's investment in the Fund.

     The Investment Management Agreement and the Investment Services Agreement became effective on January 3, 1996, and were approved in connection with the acquisition of MA&S by MSGI. The Investment Management Agreement and the Investment Services Agreement are substantially identical to the investment management agreement and the investment services agreement, respectively, which were effective prior to the consumation of such acquisition. Each Agreement continues in effect until January 3, 1998 and for successive one year periods thereafter if approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Investment Management Agreement or the Investment Services Agreement may be presented to the shareholders of each Portfolio; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of that Portfolio. The Investment Management Agreement and the Investment Services Agreement are automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time,
(1) either by vote of the Board of Directors or by vote of the outstanding voting securities of a Portfolio on sixty (60) days' written notice, (2) in the case of the Investment Management Agreement, by LTCB-MAS upon ninety (90) days' notice to the Fund, or (3) in the case of the Investment Services Agreement, by LTCB- MAS or MA&S upon 90 days' notice to the Fund and the other party thereto.

     The Fund bears all of its own costs and expenses, including: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Board of Directors, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on such Portfolio's relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities. LTCB-MAS has agreed to reimburse the Equity Portfolio and the Fixed Income Portfolio for total annual operating expenses in excess of 1.00% and .80%, respectively, of average net assets for a period of at least one year from the date of this Statement of Additional Information.

--------------------------------------------------------------------------------
                            DISTRIBUTOR FOR THE FUND
--------------------------------------------------------------------------------

     Furman Selz, with its principal office at 230 Park Avenue, New York, New York 10169, distributes the shares of the Fund. Under a distribution agreement (the "Distribution Agreement"), Furman Selz, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. Furman Selz does not receive any fee or other compensation under the Distribution Agreement which continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     The Investment Services Agreement authorizes MA&S to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs MA&S to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios.

     In doing so, a Portfolio may pay higher commission rates than the lowest available when MA&S believes it is reasonable to do so in light of the value of the research, statistical and pricing services provided by the broker effecting the transaction.

     Total brokerage commissions paid by the Equity Portfolio and the Fixed Income Portfolio amounted to $14,369 and $-0-, respectively, for the fiscal year ended September 30, 1995 and $18,020 and $0, respectively, for the fiscal period ended September 30, 1994.

     Since shares of the Fund's Portfolios are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms. However, MA&S may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

     Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients served by MA&S. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by MA&S are considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by MA&S. Although there is no specified formula for allocating such transactions, the various allocation methods used by MA&S, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

--------------------------------------------------------------------------------
              ADMINISTRATION, CUSTODY AND TRANSFER AGENCY SERVICES
--------------------------------------------------------------------------------

     Furman Selz provides the Fund with administrative and fund accounting services pursuant to a Fund Administration Agreement dated as of September 28, 1993. The services provided by and the fees payable to Furman Selz for such services are described in the Prospectus. The Fund Administration Agreement continues in effect until September 28, 1996 and from year to year thereafter if such continuance is approved at least annually by the Fund's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

     For the fiscal year ended September 30, 1995, Furman Selz received $17,154 and $4,553, respectively, from the Equity Portfolio and the Fixed Income Portfolio in administrative fees. In addition, Furman Selz is entitled to an annual fee of $30,000 per portfolio for performing fund accounting services. For the fiscal year ended September 30, 1995 the Fund paid $45,000 and $32,276 for the Equity Portfolio and the Fixed Income Portfolio, respectively, which numbers include out-of-pocket expenses, for receiving fund accounting services. For the fiscal period ended September 30, 1994, Furman Selz waived its entire administrative fees of $15,234 and $4,050, respectively, from the Equity Portfolio and the Fixed Income Portfolio. In addition, for the period ended September 30, 1994, Furman Selz waived $19,777 and $20,834 for the Equity Portfolio and the Fixed Income Portfolio, respectively, of the $30,000 annual fee per portfolio it is entitled to for performing fund accounting services.

     Furman Selz serves as the Fund's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Fund. Under the Transfer Agency Agreement, Furman Selz has agreed, among other things, to: (i) issue and redeem shares of each Portfolio; (ii) transmit all communications by each Portfolio to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning the Portfolios' operations. Under the Transfer Agency Agreement, Furman Selz is entitled to a fee of $15 per account per year. The Transfer Agency Agreement continues in effect until September 28, 1996 and from year to year thereafter if such continuance is approved at least annually by the Fund's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice. For the fiscal year ended September 30, 1995, the Equity Portfolio paid $8,500 in Transfer Agency fees and the Fixed Income Portfolio paid $8,321 for the same period, which numbers include out-of-pocket expenses. For the fiscal period ended September 30, 1994, the Equity Portfolio paid $8,481 in Transfer Agency fees and the Fixed Income Portfolio paid $8,500 for the same period.

     LTCB Trust Company (the "Custodian") serves as the Fund's custodian pursuant to a custodian agreement (the "Custodian Agreement") with the Fund. The Custodian is located at 165 Broadway, New York, New York 10006. Under the Custodian Agreement, the Custodian has agreed to (i) maintain a separate account or accounts in the name of each Portfolio; (ii) hold and disburse portfolio securities on account of each Portfolio; (iii) collect and receive all income and other payments and distributions on account of each Portfolio's portfolio securities; (iv) respond to correspondence by security brokers and others relating to its duties; and (v) make periodic reports to the Fund's Board of Directors concerning the Portfolios' operations. The Custodian is authorized under the Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolios, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement. The Custodian under the Custodian Agreement is entitled to receive monthly fees based upon the types of assets held by each Portfolio, at the annual rate of up to .05% of the value of assets held in the United States, depending on the types of assets, and at the annual rate of up to .15% of the value of assets held outside the United States, depending on country in which such assets are held; securities transaction fees and income collection fees of up to $25.00 per transaction involving a security held in the United States and up to $85.00 per transaction for a security held outside the United States; specified fees for optional additional services, if utilized; and out-of-pocket expenses. The Custodian Agreement continues in effect until September 28, 1996 and from year to year thereafter if such continuance is approved at least annually by the Fund's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice. LTCB Trust Company is a wholly owned subsidiary of LTCB. For the fiscal year ended September 30, 1995, LTCB Trust Company received $16,044 from the Equity Portfolio and $8,943 from the Fixed Income Portfolio for their services as Custodian. For the period ended September 30, 1994, LTCB Trust Company received, for their services as Custodian, $14,102 and $7,096, respectively, from the Equity and Fixed Income Portfolios.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Capital Stock

     For additional information as to the organization and capital stock of the Fund, see "General Information -- Organization and Capital Stock" in the Prospectus.

     As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any particular Portfolio (e.g., approval of advisory contracts), means the vote of the lesser of (i) 67% of the shares of that Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Portfolio. Shareholders are entitled to one vote for each full share held and the fractional votes for fractional shares held.

     The By-Laws of the Fund provide that the Fund shall not be required to hold an annual meeting of shareholders in any year in which the election of the Directors to the Fund's Board of Directors is not required to be acted upon under the 1940 Act.

     Each share of a particular Portfolio is entitled to such dividends and distributions out of the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In determining a Portfolio's net asset value, assets belonging to a particular Portfolio are credited with a proportionate share of any general assets of the Fund not belonging to a particular Portfolio and are charged with the direct liabilities in respect of that Portfolio and with a share of the general liabilities of the Fund which are normally allocated in proportion to the relative net asset values of the respective Portfolios at the time of allocation.

     In the event of the liquidation or dissolution of the Fund, shares of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Portfolios, of any general assets not attributable to a Portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights.

     Subject to the provisions of the Fund's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets of the Fund, with respect to a particular Portfolio are conclusive.

     As of January 9, 1996, the following persons owned of record and beneficially 5% or more of the Fund:/


Fixed Income Portfolio                                                 Shares Owned                       Percentage
----------------------                                                 ------------                       ----------
Japan First Development Inc.                                           339,427.25                         98.36%
c/o United States Corporation Co
32 Lockerman Square, Suite L-100
Dover, DE  19901-7421

Equity Portfolio
Marine Midland Bank Trustee FBO                                        539,480.72                         45.51%
Dunlop Tire Corp - Salaried Pension
Attn: Clair Lindauer AVP
Employee Benefit Trust Service
1 Marine Midland Center
Buffalo, N.Y.  14203-2842

Marine Midland Bank Trustee FBO                                        539,480.72                         45.51%
Dunlop Tire Corp
Buffalo Hourly Pension Plan (1950)
Attn: Clair Lindauer AVP
Employee Benefit Trust Service
1 Marine Midland Center
Buffalo, N.Y.  14203-2842

Japan Airlines Pension Plan                                            101,130.38                          8.53%
LTCB Trust
165 Broadway
New York, N.Y.  10006-1404

--------
/ Japan First Development, Inc. ("JFD") and Marine Midland Bank ("Marine") are listed above as owning beneficially 25% or more of the outstanding shares of the Fixed Income Portfolio and the Equity Portfolio, respectively, and may be presumed to "control" (as that term is defined in the 1940
         Act) that Portfolio. As a result, JFD and Marine would have the ability to vote a majority of the shares of their respective Portfolio on any matter requiring the approval of shareholders. JFD is organized in the state of Delaware and its parent companies are Nipan Landic Co., Ltd. and Cho Bull Corporation, Ltd. Marine is organized in the state of New York and its parent company is The HongKong & Shanghai Banking Corporation.

Validity of Shares

     The validity of the shares has been passed upon for the Fund by Piper & Marbury, Baltimore, Maryland.

Dividend and Capital Gains Distributions

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes and the imposition of the federal excise tax on undistributed income and capital gains. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus. The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gain against any net capital losses of another Portfolio.

--------------------------------------------------------------------------------
                            PERFORMANCE CALCULATIONS
--------------------------------------------------------------------------------

     The Fund may from time to time quote various performance figures to illustrate the past performance of its Portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

Total Return

     A Portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                  P (1+T)^n=ERV

Where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

     The Portfolios may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

                  Aggregate Total Return        [ (  ERV  )- 1 ]
                                                     ---
                                                      P

     For the fiscal year ended September 30, 1995, the total return for the Equity Portfolio was 24.37% and 14.50% for the Fixed Income Portfolio. Total returns are aggregate and have not been annualized, and reflect voluntary fee waivers. For the period October 1, 1993 (commencement of operations) through September 30, 1995, the cumulative total return for the Equity Fund was 26.6% and for the period November 2, 1993 (commencement of operations) through September 30, 1995, the cumulative total return for the Fixed Income Portfolio was 7.4%.

     In addition to total return, each fixed income portfolio of the Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                                a-b
                  Yield = 2 [ (---- + 1)^6 - 1 ]
                                cd

Where:            a = dividends and interest earned during the period.

                  b = expenses accrued for the period (net of
                      reimbursements).

                  c = the average daily number of shares outstanding
                      during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last
                      day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations. The 30-day yield figure for the Fixed Income Portfolio was 5.32% as of September 30, 1995.

     The performance of a Portfolio, as well as the composite performance of the Fund's Fixed Income Portfolio, may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

--------------------------------------------------------------------------------
                               COMPARATIVE INDICES
--------------------------------------------------------------------------------

     Each Portfolio of the Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

Lehman Brothers Aggregate Index

The Lehman Brothers Aggregate Index is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers

Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

Lehman Brothers Government/Corporate Index

The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers Intermediate Government/Corporate Index

The Lehman Brothers Intermediate Government/Corporate Index is a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lipper Growth & Income Fund Index

The Lipper Growth & Income Fund Index is a net asset value weighted index of the 30 largest funds within the growth and income investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates.

Merrill Lynch Corporate & Government Bond Index

The Merrill Lynch Corporate & Government Bond Index includes over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

The Index is calculated daily and will be used from time to time in performance comparisons for partial month periods.

NASDAQ Industrials Index

The NASDAQ Industrials Index is a measure of all NASDAQ National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The index is exclusive of warrants and all domestic common stocks traded in the regular NASDAQ market which are not part of the NASDAQ National Market System. The NASDAQ Industrials Index is market value weighted.

Russell 1000 Index

The Russell 1000 Index consists of the 1000 largest of the 3000 largest stocks. Market capitalization is typically between $450 million and $80 billion. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 1000 stocks in the Russell 1000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 2000 Index

The Russell 2000 Index consists of the 2000 smallest of the 3000 largest stocks. Market capitalization is typically between $35 million and $450 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 2500 Index

The Russell 2500 Index consists of the 2500 smallest of the 3000 largest stocks. Market capitalization is typically between $1.2 billion and $35 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2500 stocks in the Russell 2500 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Salomon 1-3 Year Treasury/Government Sponsored Index

The Salomon 1-3 Year Treasury/Government Sponsored Index includes U.S. Treasury and agency securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index

The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index includes U.S. Treasury, agency and investment grade (BBB or better) securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

Salomon Broad Index

The Salomon Broad Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income, market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry subsectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U.S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

Salomon One To Three Year Treasury Index

The Salomon One To Three Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

S&P 500

The S&P 500 is a portfolio of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's and is market capitalization weighted. Unlike the Russell indices, there are always 500 names in the S&P 500. Changes are made by Standard & Poor's as needed.

--------------------------------------------------------------------------------
                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS
--------------------------------------------------------------------------------

     Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

     Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpt from Standard & Poor's Ratings Group's Corporate Bond Ratings:

     AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

     BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch Investors Services, Inc. Corporate Bond Ratings:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

     Description of Mortgage-Backed Securities

     Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Fixed Income Portfolio will be those rated investment grade by Moody's or Standard & Poor's, or, if unrated, deemed by MA&S to be of investment grade quality.

Underlying Mortgages

     Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Fixed Income Portfolio may purchase pools of adjustable rate mortgages (ARM), growing equity mortgages (GEM), graduated payment mortgages
(GPM) and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Fixed Income Portfolio's interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fixed Income Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

     All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Average Life

     The average life of pass-through pools varies with the maturities, coupon rates and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage-Backed Securities

     Yields on mortgage-backed pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Fixed Income Portfolio. The compounding effect from reinvestment of monthly payments received by the Fixed Income Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage-Backed Securities

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrument of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a Government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to time, payment of principal and interest by FNMA.

     The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the

U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of

FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of the pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. Any guarantee of the securities in which the Fixed Income Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fixed Income Portfolio and not to the purchase of shares of the Portfolio. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the Fixed Income Portfolio will, however, be rated of investment grade quality by Moody's, Standard & Poor's or Fitch or, if unrated, deemed by MA&S to be of investment grade quality. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     It is expected that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, i.e., mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fixed Income Portfolio will, consistent with its investment objective and policies, consider making investments in such new types of securities.

Stripped Mortgaged-Backed Securities

     Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage-backed securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on SMBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fixed Income Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fixed Income Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     SMBS have greater volatility than other types of mortgage securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not been fully developed. Accordingly, SMBS are generally illiquid and subject to the Fixed Income Portfolio's limitations on investments in illiquid securities.

     Description of U.S. Government Securities

     The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the

Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

     Floating and Variable Rate Obligations

     Certain of the obligations that the Fixed Income Portfolio may purchase have a floating or variable rate of interest. Such obligations may include obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and certificates of deposit. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals.

     Certain of the floating or variable rate obligations that may be purchased by the Fixed Income Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. Such obligations include variable rate demand or master notes, which provide for periodic adjustments in the interest rate. Master demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder may permit the indebtedness thereunder to vary.

     The demand features of certain floating or variable rate obligations may permit the Fixed Income Portfolio to tender the obligations to foreign banks. The ability to receive payment in such circumstances under the demand feature is subject to certain of the risks generally associated with foreign investments, as discussed under "Foreign Investments."

     Inverse Floating Rate Obligations

     The Fixed Income Portfolio may invest in inverse floating rate obligations, or "inverse floaters." Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

     Zero Coupon Obligations

     The Fixed Income Portfolio may invest in zero coupon obligations, which are fixed income securities that do not pay regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their "face value"--what they will be worth at maturity. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by the holders of zero coupon obligations each year. The Fund, which intends to qualify as a regulated investment company, intends to pass along such interest as a component of the Fixed Income Portfolio's net investment income. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest is returned to the investor.

     Among the zero coupon obligations in which the Fixed Income Portfolio may invest are Zero Coupon Treasury bonds, a term used to describe U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. Under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program, the principal and interest components of certain U.S. Treasury securities with remaining maturities of longer than ten years are issued separately by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. Zero coupon obligations may also be created from U.S. Treasury bonds when a dealer deposits a U.S. Treasury bond with a custodian and then sells the coupon payments and principal payment that will be generated by this bond separately. Such obligations are sold under a variety of different names, such as: Certificates of Accrual on Treasury Securities (CATS), Treasury Receipts (Trs) and Treasury Investment Growth Receipts (TIGRs). Bonds issued by other U.S. Government agencies may also be stripped.

     Brady Bonds

     A portion of the Fixed Income Portfolio's investments may consist of certain debt obligations customarily referred to as "Brady Bonds", which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

     Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collaterized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     Dollar-denominated, collaterized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collaterized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case or fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     Brady Plan debt restructurings totalling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Directors and Shareholders of
Minerva Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Minerva Equity Portfolio and Minerva Fixed Income Portfolio (constituting Minerva Fund, Inc., hereafter referred to as the "Portfolios") at September 30, 1995, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in
conformity with generally accepted accounting principles.   These financial
statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 10, 1995

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1995

                                                                                                  VALUE
SHARES                                                                     COST                 (NOTE 2b)
------                                                                  ----------             ----------
        COMMON STOCKS - 87.6%

        AEROSPACE - 2.9%
  615   Lockheed Martin Corp...............................                $31,373                $41,282
  800   Raytheon Co........................................                 50,548                 68,000
  900   Rockwell International Corp........................                 41,454                 42,525
2,400   United Technologies Corp...........................                143,967                212,100
                                                                        ----------             ----------
                                                                           267,342                363,907
                                                                        ----------             ----------

        AIR TRANSPORTATION - 0.5%
  900   AMR Corp*..........................................                 59,567                 64,913
                                                                        ----------             ----------

        APPAREL - 0.4%
1,000   Fruit of the Loom Inc*.............................                 31,185                 20,625
  900   Springs Industries Inc. - Class A..................                 32,229                 35,325
                                                                        ----------             ----------
                                                                            63,414                 55,950
                                                                        ----------             ----------

        AUTOMOBILES - 1.7%
  900   Chrysler Corporation...............................                 51,242                 47,700
3,600   General Motors Corp................................                154,341                168,750
                                                                        ----------             ----------
                                                                           205,583                216,450
                                                                        ----------             ----------

        AUTOMOTIVE RELATED - 1.2%
1,100   Eaton Corporation..................................                 59,566                 58,300
2,400   Goodyear Tire and Rubber Co........................                 99,069                 94,500
                                                                        ----------             ----------
                                                                           158,635                152,800
                                                                        ----------             ----------

        BANKS - 6.7%
1,000   Bank of Boston Corp................................                 35,710                 47,625
2,700   Chemical Banking Corp..............................                112,612                164,363
1,200   Citicorp...........................................                 49,722                 84,900
  900   Crestar Financial Corp.............................                 42,017                 50,288
1,500   First America Bancorp..............................                 62,903                 64,500
1,200   First Union Corp...................................                 61,422                 61,200
1,350   Mercantile Bancorporation..........................                 45,729                 60,413
2,900   NationsBank Corp...................................                148,262                195,025
  500   Northern Trust Corp................................                 21,125                 23,000
  900   TCF Financial Corp.................................                 35,267                 52,425
1,700   U.S. Bancorp.......................................                 44,500                 48,025
                                                                        ----------             ----------
                                                                           659,269                851,764
                                                                        ----------             ----------

        BASIC CHEMICALS - 3.4%
  400   Airgas Inc*........................................                 10,524                 10,650
4,000   Du Pont (E.I.) De Nemours..........................                226,628                275,000
  600   Olin Corp..........................................                 37,761                 41,250
  600   Rohm & Haas........................................                 34,686                 36,225
1,200   W.R. Grace & Co....................................                 52,422                 80,100
                                                                        ----------             ----------
                                                                           362,021                443,225
                                                                        ----------             ----------

        BEVERAGES - 2.5%
1,000   Anheuser-Busch Co. Inc.............................                 58,310                 62,375
2,200   Cott Corp..........................................                 50,025                 20,900
4,500   Pepsico Inc........................................                172,173                229,500
                                                                        ----------             ----------
                                                                           280,508                312,775
                                                                        ----------             ----------

        BUILDING AND HOUSING - 0.3%
  400   Armstrong World Industries Inc.....................                 17,699                 22,200
  800   Danaher Corp.......................................                 24,148                 26,200
                                                                        ----------             ----------
                                                                            41,847                 48,400
                                                                        ----------             ----------


See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1995



                                                                                                  VALUE
SHARES                                                                     COST                 (NOTE 2b)
------                                                                  ----------             ----------
        BUSINESS SERVICES - 1.2%
  400   Cintas Corp........................................                $11,200                $17,600
  600   Gartner Group Inc. - Class A*......................                 12,600                 19,650
1,100   PHH Corp...........................................                 39,804                 49,500
2,500   WMX Technologies, Inc..............................                 71,388                 71,250
                                                                        ----------             ----------
                                                                           134,992                158,000
                                                                        ----------             ----------

        COMPUTERS AND OFFICE EQUIPMENT - 2.9%
2,200   Compaq Computer Corp*..............................                 83,882                106,425
1,100   International Business Machines Corp...............                118,329                103,813
2,400   Seagate Technology Inc*............................                 51,606                101,100
  800   Stratus Computer, Inc*.............................                 23,907                 21,000
  600   Sun Microsystems Corp*.............................                 17,603                 37,800
                                                                        ----------             ----------
                                                                           295,327                370,138
                                                                        ----------             ----------

        COMPUTER SOFTWARE AND SERVICES - 0.7%
  500   Adobe Systems Inc..................................                 27,875                 25,875
  800   Fiserv, Inc*.......................................                 17,000                 23,100
1,000   Oracle Systems Corp*...............................                 20,262                 38,375
                                                                        ----------             ----------
                                                                            65,137                 87,350
                                                                        ----------             ----------

        CONTAINERS - 0.5%
1,200   Temple-Inland Inc..................................                 62,885                 63,900
                                                                        ----------             ----------

        CREDIT AND FINANCE - 2.0%
  800   Federal Home Loan Mortgage Corp....................                 40,248                 55,300
1,300   Federal National Mortgage Association..............                102,416                134,550
1,200   Sirrom Capital Corp................................                 19,350                 21,750
  597   TransAmerica Corp..................................                 34,543                 42,536
                                                                        ----------             ----------
                                                                           196,557                254,136
                                                                        ----------             ----------

        DEPARTMENT STORES - 1.9%
1,200   Dillard Department Stores - Class A................                 37,961                 38,250
2,300   Federated Department Stores........................                 65,976                 65,263
3,700   Sears, Roebuck and Co..............................                120,812                136,438
                                                                        ----------             ----------
                                                                           224,749                239,951
                                                                        ----------             ----------

        DISCOUNTERS - 1.1%
1,900   K Mart Corp........................................                 45,477                 27,550
4,600   Wal-Mart Stores Inc................................                115,551                114,425
                                                                        ----------             ----------
                                                                           161,028                141,975
                                                                        ----------             ----------

        DRUGS - 4.8%
1,700   Allergan Inc.......................................                 37,404                 56,738
  600   Alza Corp. - Class A*..............................                 13,386                 13,800
1,300   American Home Products Corp........................                 79,091                110,338
2,700   Bristol-Myers Squibb Co............................                154,600                196,763
1,400   Johnson & Johnson..................................                 64,297                103,775
  800   Rhone-Poulenc Rorer................................                 29,648                 36,400
1,000   Warner-Lambert Co..................................                 74,015                 95,250
                                                                        ----------             ----------
                                                                           452,441                613,064
                                                                        ----------             ----------

        ELECTRICAL EQUIPMENT - 2.2%
4,400   General Electric Co................................                214,466                280,500
                                                                        ----------             ----------





See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1995 - (CONTINUED)


                                                                                                  VALUE
SHARES                                                                     COST                 (NOTE 2b)
------                                                                  ----------             ----------
        ELECTRICAL POWER - 3.0%
  700   Consolidated Edison of New York....................                $20,167                $21,263
2,400   Entergy Corp.......................................                 73,319                 62,700
  700   Florida Progress Corp..............................                 20,255                 22,663
2,700   Ohio Edison Co.....................................                 60,912                 61,425
2,000   Pacific Gas & Electric Co..........................                 56,870                 59,750
1,600   Peco Energy Company................................                 47,971                 45,800
1,400   Public Service Enterprise Group, Inc...............                 37,797                 41,650
2,000   Unicom Corporation.................................                 50,208                 60,500
                                                                        ----------             ----------
                                                                           367,499                375,751
                                                                        ----------             ----------

        ELECTRONICS - 3.0%
2,000   Intel Corp.........................................                 61,575                120,250
  800   LSI Logic Corp*....................................                 21,524                 46,200
3,200   National Semiconductor Corp*.......................                 88,788                 88,400
1,600   Texas Instruments Inc..............................                 57,523                127,800
                                                                        ----------             ----------
                                                                           229,410                382,650
                                                                        ----------             ----------

        FOOD PRODUCTS - 2.3%
4,200   Archer-Daniels Midland Co..........................                 80,065                 64,575
2,000   Campbell Soup Co...................................                 86,973                100,500
  800   Ralston Purina Group...............................                 32,548                 46,300
  600   Unilever NV - ADR..................................                 75,636                 78,000
                                                                        ----------             ----------
                                                                           275,222                289,375
                                                                        ----------             ----------

        FOOD RETAILERS - 0.5%
1,900   Kroger Supermarkets*...............................                 47,977                 64,838
                                                                        ----------             ----------

        FURNISHINGS AND APPLIANCES - 0.8%
1,200   Premark International, Inc.........................                 38,436                 61,050
  800   Whirlpool Corp.....................................                 41,248                 46,200
                                                                        ----------             ----------
                                                                            79,684                107,250
                                                                        ----------             ----------

        HEALTH SERVICES - 2.5%
2,436   Columbia HCA Healthcare Corp.......................                 90,262                118,451
1,125   Health Management Associates Inc*..................                 20,030                 36,141
2,100   Humana Inc*........................................                 43,959                 42,263
  900   Lincare Holdings Inc*..............................                 20,700                 23,175
1,600   U.S. Healthcare Inc................................                 65,600                 56,600
  300   Vivra Inc*.........................................                  9,806                  9,525
                                                                        ----------             ----------
                                                                           250,357                286,155
                                                                        ----------             ----------

        HEALTH TECHNOLOGY - 0.3%
1,300   Beckman Instruments Inc............................                 35,178                 39,325
                                                                        ----------             ----------

        HOSPITAL SUPPLIES - 1.6%
1,900   Baxter International Inc...........................                 44,064                 78,138
1,400   Becton Dickinson & Co..............................                 52,759                 88,025
1,100   Mallinckrodt Group Inc.............................                 34,579                 43,588
                                                                        ----------             ----------
                                                                           131,402                209,751
                                                                        ----------             ----------

        INSURANCE - 3.0%
1,100   Aetna Life & Casualty Co...........................                 58,624                 80,713
  556   Allstate Corp......................................                 13,729                 19,669
1,400   American General Corp..............................                 44,259                 52,325
1,900   Exel Limited.......................................                 89,102                110,438
1,000   Providian Corp.....................................                 36,177                 41,500
  600   SAFECO Corp........................................                 35,325                 39,375
  600   St. Paul Companies Inc.............................                 27,618                 35,025
                                                                        ----------             ----------
                                                                           304,834                379,045
                                                                        ----------             ----------


See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1995 - (CONTINUED)


                                                                                                  VALUE
SHARES                                                                     COST                 (NOTE 2b)
------                                                                  ----------             ----------
        LODGING - 0.1%
  600   La Quinta Inns Inc.................................                $16,686                $16,800
                                                                        ----------             ----------

        Machinery - 0.8%
1,200   Cummins Engine.....................................                 50,048                 46,200
  700   Deere & Co.........................................                 52,192                 56,963
                                                                        ----------             ----------
                                                                           102,240                103,163
                                                                        ----------             ----------

        MISCELLANEOUS INDUSTRIALS - 2.8%
  700   FMC Corp*..........................................                 34,692                 53,200
  500   ITT Corp...........................................                 42,804                 62,000
  500   Minnesota Mining & Manufacturing Co................                 26,209                 28,250
2,100   Tenneco Inc........................................                 87,530                 97,125
1,000   Textron Inc........................................                 52,285                 68,250
1,200   Trinova Corp.......................................                 42,072                 40,500
                                                                        ----------             ----------
                                                                           285,592                349,325
                                                                        ----------             ----------

        NATURAL GAS - 0.8%
2,200   Coastal Corp.......................................                 60,157                 73,975
1,000   El Paso Natural Gas................................                 32,310                 27,500
                                                                        ----------             ----------
                                                                            92,467                101,475
                                                                        ----------             ----------

        OIL - DOMESTIC AND CRUDE - 3.6%
1,900   Amoco Corp.........................................                116,114                121,838
1,400   Atlantic Richfield Co..............................                148,809                150,325
1,400   Burlington Resources Inc...........................                 56,184                 54,250
  600   Mapco Inc..........................................                 38,211                 30,900
1,100   Ultramar Corp......................................                 28,545                 26,125
2,700   Unocal Corporation.................................                 75,650                 76,950
                                                                        ----------             ----------
                                                                           463,513                460,388
                                                                        ----------             ----------

        OIL - INTERNATIONAL - 3.2%
1,100   British Petroleum PLC - ADR........................                 87,673                 98,863
1,300   Chevron Corporation................................                 57,783                 63,213
1,400   Mobil Corp.........................................                113,659                139,475
  800   Norsk Hydro A.S. - ADR.............................                 36,211                 34,500
2,500   Total S.A. - ADR...................................                 68,225                 75,313
                                                                        ----------             ----------
                                                                           363,551                411,364
                                                                        ----------             ----------

        OTHER CONSUMER SERVICES - 0.5%
1,500   Service Corporation International..................                 38,903                 58,688
                                                                        ----------             ----------

        PAPER - 1.6%
  700   Georgia-Pacific Corp...............................                 53,417                 61,250
1,800   Scott Paper Co.....................................                 59,717                 87,300
1,100   Weyerhaeuser Co....................................                 48,604                 50,188
                                                                        ----------             ----------
                                                                           161,738                198,738
                                                                        ----------             ----------

        PERSONAL PRODUCTS - 2.0%
1,000   Avon Products Inc..................................                 54,435                 71,750
2,300   Proctor & Gamble Co................................                117,101                177,100
                                                                        ----------             ----------
                                                                           171,536                248,850
                                                                        ----------             ----------

        PUBLISHING AND BROADCASTING - 2.2%
  600   Capital Cities / ABC Inc...........................                 49,311                 70,575
  500   Cicasters Inc*.....................................                 19,500                 16,688
1,350   Comcast Corp. - Class A............................                 26,100                 27,000
  700   International CableTelecommunications Inc*.........                 19,425                 19,600
1,500   Liberty Media Group - Class A*.....................                 39,323                 40,125
2,800   Telecommunications Inc. - Class A*.................                 55,527                 49,000
1,600   Time Warner, Inc...................................                 64,496                 63,600
                                                                        ----------             ----------
                                                                           273,682                286,588
                                                                        ----------             ----------

        See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1995 - (CONTINUED)


                                                                                                  VALUE
SHARES                                                                     COST                 (NOTE 2b)
------                                                                  ----------             ----------
        RAILROADS - 2.1%
1,151   Burlington Northern, Inc...........................                $52,627                $83,416
  200   CSX Corp...........................................                 15,562                 16,825
2,600   Union Pacific Corp.................................                168,005                172,250
                                                                        ----------             ----------
                                                                           236,194                272,491
                                                                        ----------             ----------

        REAL ESTATE INVESTMENT TRUSTS - 0.3%
1,300   Debartolo Realty Corp..............................                 19,253                 18,200
1,012   Security Capital Pacific Trust.....................                 20,886                 19,228
                                                                        ----------             ----------
                                                                            40,139                 37,428
                                                                        ----------             ----------

        RECREATION AND TOYS - 0.3%
  700   Eastman Kodak Co...................................                 33,852                 41,475
                                                                        ----------             ----------

        RESTAURANTS - 0.6%
3,400   Wendy's International Inc..........................                 61,404                 71,825
                                                                        ----------             ----------


        SPECIALTY STORES - 1.7%
1,700   Circuit City Stores Inc............................                 40,906                 53,763
  800   Gymboree*..........................................                 18,250                 24,100
1,800   Home Depot, Inc....................................                 70,583                 71,775
1,200   Melville Corp......................................                 37,422                 41,400
1,100   Officemax Inc*.....................................                 23,166                 26,675
  400   Viking Office Products*............................                 11,800                 16,700
                                                                        ----------             ----------
                                                                           202,127                234,413
                                                                        ----------             ----------

        TELECOMMUNICATIONS EQUIPMENT - 0.8%
  300   Cidco Inc*.........................................                  9,375                 10,575
  800   Motorola, Inc......................................                 40,024                 61,100
  300   Qualcomm, Inc*.....................................                 14,513                 13,763
  400   Tellabs Inc*.......................................                 13,650                 16,850
                                                                        ----------             ----------
                                                                            77,562                102,288
                                                                        ----------             ----------

        TELEPHONE SERVICES - 7.1%
1,900   Airtouch Communications Co*........................                 46,735                 58,188
  400   Cellular Communications Inc*.......................                 18,500                 21,800
2,600   Frontier Corp*.....................................                 54,453                 69,225
  800   Globalstar Telecommunications*.....................                 12,400                 17,100
4,000   GTE Corp...........................................                136,028                157,000
3,200   MCI Communications Corp............................                 86,800                 83,400
  650   Paging Network Inc*................................                 21,033                 31,200
2,200   SBC Communications Inc.............................                 93,882                121,000
3,200   Sprint Corporation.................................                104,567                112,000
2,800   U.S. West Inc......................................                122,548                131,950
2,300   Vodafone Group PLC - ADR...........................                 70,388                 94,300
                                                                        ----------             ----------
                                                                           767,334                897,163
                                                                        ----------             ----------

        TOBACCO - 3.2%
2,800   Philip Morris Cos., Inc............................                154,148                233,800
3,680   RJR Nabisco Holdings Corp..........................                105,297                119,140
1,700   UST, Inc...........................................                 45,177                 48,646
                                                                        ----------             ----------
                                                                           304,622                401,586
                                                                        ----------             ----------


        TOTAL COMMON STOCK                                               9,320,473             11,147,386
                                                                        ----------             ----------




See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1995


                                                                                                     VALUE
SHARES                                                                         COST                (NOTE 2b)
------                                                                     -----------           ------------
           PREFERRED STOCKS - 0.5%
   2,900   News Corp. Ltd. -  ADR........................................      $63,612                $57,638
                                                                           -----------           ------------

           MONEY MARKET FUNDS - 9.4%
$606,562   Federated Trust for Government Cash Reserves, 5.29% (a).......      606,562                606,562
 593,366   Fidelity Institutional Cash Treasury II, 5.60% (a)............      593,366                593,366
                                                                           -----------           ------------
           TOTAL MONEY MARKET FUNDS                                          1,199,928              1,199,928
                                                                           -----------           ------------

           TOTAL INVESTMENTS - 97.5%                                       $10,584,013 **          12,404,952
                                                                           ===========

           OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%                                               320,144
                                                                                                  -----------

           NET ASSETS - 100%                                                                      $12,725,096
                                                                                                  ===========

           *Non-income producing security

           **The cost for Federal income tax purposes is the same.  See Note 6b.

           ADR - American Depository Receipt

           (a) Yield effective on 9/30/95.


           See accompanying notes to financial statements.

MINERVA FUND, INC.
FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1995



PRINCIPAL                                                                                                                  VALUE
  AMOUNT                                                                                                 COST            (NOTE 2b)
---------                                                                                               -------          ---------
             CORPORATE OBLIGATIONS - 11.4%
             ENERGY - 0.5%
  $15,000    Maxus Energy 10.83%, 9/1/2004..................................................            $15,000            $15,711
                                                                                                        -------          ---------
             FINANCE - 1.2%
   15,000    Conseco Inc. 8.125%, 2/15/2003.................................................             14,297             14,325
   15,000    Fireman's Fund Mortgage Corp. 8.875%, 10/15/2001...............................             16,441             16,050
   10,000    Home Holdings Inc. 8.625%, 12/15/2003..........................................              9,898              8,075
                                                                                                        -------          ---------
                                                                                                         40,636             38,450
                                                                                                        -------          ---------

             INDUSTRIALS - 8.0%
   15,000    Blue Bell Funding 11.85%, 5/1/1999.............................................             15,889             15,788
   15,000    Columbia/HCA Healthcare 7.69%, 6/15/2025.......................................             14,981             15,335
   15,000    Comcast Corp. 9.375%, 5/15/2005................................................             14,978             15,263
   15,000    Digital Equipment Corporation 8.625%, 11/1/2012................................             14,292             15,537
    8,000    Dillon Read Structure Finance Series 94K2 9.35%, 8/15/2019.....................              7,864              7,897
   15,000    Federated Department Stores 10.00%, 2/15/2001..................................             15,012             16,256
   20,000    Fleming Co. Inc. 10.625%, 12/15/2001...........................................             20,582             21,300
   20,000    News American Holdings Inc. 10.125%, 10/15/2012................................             21,328             22,775
   15,000    Paramount Communications 8.25%, 8/1/2022.......................................             14,498             14,927
   10,000    PT Alatief Freeport 9.75%, 4/15/2001...........................................              9,991             10,575
   15,000    Rogers Cable Systems 10.00%, 3/15/2005.........................................             15,050             15,750
   20,000    RJR Nabisco Inc. 8.75%, 4/15/2004..............................................             19,106             20,250
   13,645    Scotia Pacific Holdings 7.95%, 7/20/2015.......................................             13,207             14,106
   25,000    Southland Corp. 5.00%, 12/15/2003..............................................             18,098             19,344
    5,000    Telecommunications Inc. 9.875%, 6/15/2022......................................              5,156              5,663
   15,000    Telecommunications Inc. 9.25%, 1/15/2023.......................................             14,640             15,769
   15,000    Time Warner Inc. 9.15%, 2/1/2023...............................................             14,473             16,350
                                                                                                        -------          ---------
                                                                                                        249,145            262,885
                                                                                                        -------          ---------

             TELEPHONE - 0.7%
   10,000    AT & T Corp. 8.35%, 1/15/2025..................................................             10,782             10,888
   15,000    Comcast Cellular 0.00% 3/5/2000................................................             10,360             11,381
                                                                                                        -------          ---------
                                                                                                         21,142             22,269
                                                                                                        -------          ---------

             TRANSPORTATION - 0.8%
    4,992    Jet Equipment Trust 10.91%, 6/15/2006..........................................              5,179              5,659
   20,000    Jet Equipment Trust 10.00%, 6/15/2012..........................................             20,007             23,044
                                                                                                        -------          ---------
                                                                                                         25,186             28,703
                                                                                                        -------          ---------

             UTILITIES - 0.2%
    5,000    Long Island Lighting Co. 8.90%, 7/15/2019......................................              5,144              5,000
                                                                                                        -------          ---------

             TOTAL CORPORATE OBLIGATIONS                                                                356,253            373,018
                                                                                                        -------          ---------

             FOREIGN GOVERNMENT OBLIGATIONS - 12.1%
  125,000 (a)Government of Canada 8.50%, 4/1/2002...........................................             98,878             97,127
  250,000 (b)Government of France OAT 8.50%, 11/25/2002.....................................             47,628             54,583
  350,000 (b)Government of France OAT 8.50%, 4/25/2023......................................             71,880             74,665
  150,000 (b)Government of France OAT 9.50%, 1/25/2001......................................             29,204             33,974
  230,000 (c)Kingdom of Denmark 9.00%, 11/15/2000...........................................             44,109             44,643
  100,000 (d)Treuhandanstalt 7.125%, 1/29/2003..............................................             73,453             73,061
   10,000 (e)United Kingdom 9.125%, 2/21/2001...............................................             13,898             16,996
                                                                                                        -------          ---------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS                                                       379,050            395,049
                                                                                                        -------          ---------

             MORTGAGE - BACKED SECURITIES - 20.0%
             ADJUSTABLE RATE:
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.0%
  146,903        #8326 6.50%, 11/20/2023....................................................            148,966            149,107
   47,375        #8399 5.00%, 4/20/2024.....................................................             46,288             47,346
   48,448        #8496 5.50%, 9/20/2024.....................................................             47,722             48,902
   48,490        #8502 6.00%, 9/20/2024.....................................................             49,041             49,460
                                                                                                        -------          ---------
                                                                                                        292,017            294,815
                                                                                                        -------          ---------

             FIXED RATE:
             FEDERAL HOME LOAN MORTGAGE CORP. - 3.7%
   43,462        #140509 11.50%, 3/1/2014...................................................             48,347             48,176
   66,491        #555183 11.25%, 12/1/2015..................................................             73,733             73,473
                                                                                                        -------          ---------
                                                                                                        122,080            121,649
                                                                                                        -------          ---------

             See accompanying notes to financial statements.

MINERVA FUND, INC.
FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1995



PRINCIPAL                                                                                                                  VALUE
  AMOUNT                                                                                                COST             (NOTE 2b)
---------                                                                                            ----------         ----------
             FIXED RATE - (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.4%
  $66,983        #243156 10.50%, 8/1/2019...................................................            $74,435            $73,619
   63,817        #046364 11.50%, 11/1/2015..................................................             71,152             71,297
                                                                                                     ----------         ----------
                                                                                                        145,587            144,916
                                                                                                     ----------         ----------

             NON-GOVERNMENT AGENCY ISSUED - 2.9%
   25,000    American Southwest Financial Securities Corp. 7.40%, 11/17/2004................             25,369             25,664
   25,000    Residential Funding Mortgage Series 95 S16 A7 Mezz 7.50% 10/15/2025............             25,098             25,009
   48,147    Rural Housing Trust 1987-1 3.33%, 4/1/2026.....................................             44,548             43,900
                                                                                                     ----------         ----------
                                                                                                         95,015             94,573
                                                                                                     ----------         ----------

             TOTAL MORTGAGE BACKED SECURITIES                                                           654,699            655,953
                                                                                                     ----------         ----------

             U.S. TREASURY OBLIGATIONS - 27.3%
  335,000        Bonds 8.75%, 8/15/2020.....................................................            405,191            419,467
  320,000        Bonds 7.875%, 2/15/2021....................................................            364,013            367,261
  100,000        Notes 7.250%, 8/15/2004....................................................            106,415            106,930
                                                                                                     ----------         ----------
             TOTAL U.S. TREASURY OBLIGATIONS                                                            875,619            893,658
                                                                                                     ----------         ----------

             YANKEE BONDS - 1.4%
   50,000    Argentina Par Bonds 5.00%, 3/31/23.............................................             26,629             24,250
   20,000    Hydro Quebec 8.40%, 1/15/2022..................................................             19,803             21,675
                                                                                                     ----------         ----------
             TOTAL YANKEE BONDS                                                                          46,432             45,925
                                                                                                     ----------         ----------

             MONEY MARKET FUNDS - 9.5%
  156,297    Federated Trust for Gov6ernment Cash Reserves, 5.29%**.........................            156,297            156,297
  154,993    Fidelity Institutional Cash Treasury II, 5.60%**...............................            154,993            154,993
                                                                                                     ----------         ----------
             TOTAL MONEY MARKET FUNDS                                                                   311,290            311,290
                                                                                                     ----------         ----------

             VARIABLE RATE NOTES+ - 1.5%
  $25,000    Marshall & Illsley 5.9375%, 10/26/1995.........................................             24,993             24,995
   25,000    Wells Fargo & Co. 5.8125%, 12/2/1995...........................................             24,922             24,993
                                                                                                     ----------         ----------
             TOTAL VARIABLE RATE NOTES                                                                   49,915             49,988
                                                                                                     ----------         ----------

             TOTAL INVESTMENTS                                  83.2%                                $2,673,258 *        2,724,881
                                                                                                     ==========

             OTHER ASSETS IN EXCESS OF LIABILITIES              16.8%                                                      549,910
                                                                                                                        ----------

             NET ASSETS                                        100.0%                                                   $3,274,791
                                                                                                                        ==========
             FORWARD FOREIGN CURRENCY CONTRACTS - SOLD SHORT


                                                                                                                    UNREALIZED
  AMOUNT OF                                                                  ORIGINAL                MARKET        APPRECIATION
  CONTRACTS     CURRENCY                       EXPIRATION DATE                VALUE                  VALUE        (DEPRECIATION)
-------------   --------                       ---------------               --------                ------       --------------
     (35,000)   Canadian Dollar                   12/26/95                  ($25,751)             ($25,899)             ($148)
    (100,000)   Canadian Dollar                   12/14/95                   (73,624)              (73,914)              (290)
     (80,000)   Danish Krone                      10/11/95                   (14,815)              (14,402)               413
     (10,000)   Ecu                               10/11/95                   (13,343)               (7,706)             5,637
    (165,000)   French Franc                      12/12/95                   (32,496)              (33,582)            (1,086)
    (675,000)   French Franc                      10/12/95                  (139,269)             (137,450)             1,819
    (100,000)   German Mark                        11/6/95                   (70,878)              (70,458)               420
     (55,000)   German Mark                       10/19/95                   (39,568)              (38,716)               852
                                                                           ----------            ----------            ------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS - SOLD SHORT                      ($409,744)            ($402,127)            $7,617
                                                                           ==========            ==========            ======

        (a) Principal amount in Canadian Dollars.
        (b) Principal amount in French Francs.
        (c) Principal amount in Danish Krones.
        (d) Principal amount in German Marks.
        (e) Principal amount in British Pounds.

        OAT - Obligation Assimilabli du Tresor
        CMO- Collateralized Mortgage Obligation

        *The cost for Federal income tax purposes is the same. See Note 6b. **Yield effective 9/30/95

        +Maturity date shown is the next interest reset date; rate shown is rate in effect on September 30, 1995.
        See accompanying notes to financial statements.

MINERVA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                                                                           EQUITY            FIXED INCOME
                                                                                          PORTFOLIO           PORTFOLIO
                                                                                         -----------          ----------
ASSETS:

Investments in securities, at value
(identified cost $10,584,013 and $2,673,258 respectively)..........................      $12,404,952          $2,724,881
Cash...............................................................................          239,589             400,493
Receivable for investment securities sold..........................................           92,445              37,131
Receivable from Adviser............................................................           89,818              98,496
Unamortized organizational cost....................................................           63,829              64,060
Dividends and interest receivable..................................................           24,233              44,852
Receivable for forward currency contracts closed(Note 2e)..........................               --               1,529
Receivable for forward currency contracts (Note 2e)................................               --               7,617

                                                                                         -----------          ----------
    Total Assets...................................................................       12,914,866           3,379,059
                                                                                         -----------          ----------

LIABILITIES:

Payable for investment securities purchased........................................          127,398              78,944
Fund accounting fee payable........................................................            2,500               2,500
Custodian fee payable..............................................................            4,924               3,224
Administrative services fee payable................................................            3,111                 806
Transfer agent fee payable.........................................................              500                 500
Other accrued expenses.............................................................           51,337              18,294
                                                                                         -----------          ----------
   Total Liabilities...............................................................          189,770             104,268
                                                                                         -----------          ----------
NET ASSETS                                                                               $12,725,096          $3,274,791
                                                                                         ===========          ==========


Net Assets
Par value of shares of capital stock outstanding (par value $.001 per share,
200,000,000 shares authorized).....................................................           $1,040                $341
Additional paid-in capital.........................................................       10,400,827           3,283,594
Accumulated undistributed (overdistributed) net investment income..................           19,577             (14,940)
Accumulated undistributed net realized gain (loss) on investments..................          482,713             (53,444)
Unrealized appreciation on forward currency contracts (Note 2e)....................               --               7,617
Unrealized appreciation of investments.............................................        1,820,939              51,394
Unrealized foreign exchange gain...................................................               --                 229
                                                                                         -----------          ----------
Net Assets.........................................................................      $12,725,096          $3,274,791
                                                                                         ===========          ==========

Shares of Capital Stock Outstanding................................................        1,040,164             341,145
                                                                                           ---------             -------

Net Asset Value (Maximum Offering Price and Redemption Price Per Share) ...........           $12.23               $9.60
                                                                                              ======               =====


See accompanying notes to financial statements

MINERVA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995


                                                                                            EQUITY          FIXED INCOME
                                                                                           PORTFOLIO          PORTFOLIO
                                                                                           ---------        ------------
INVESTMENT INCOME:
  Dividends........................................................................         $264,831                  --
  Interest ........................................................................           61,963            $206,160 (a)
                                                                                          ----------        ------------
                                                                                             326,794             206,160
                                                                                          ----------        ------------

EXPENSES:
  Advisory ........................................................................           55,698              11,359
  Fund accounting..................................................................           45,000              32,276
  Legal............................................................................           32,000              10,176
  Audit............................................................................           23,700              15,841
  Amortization of organization expenses............................................           20,115              20,183
  Administrative services .........................................................           17,154               4,553
  Custodian .......................................................................           16,044               8,943
  Insurance........................................................................           14,256               3,933
  Transfer agent ..................................................................            8,500               8,321
  Reports to shareholders..........................................................            8,500               3,388
  Directors........................................................................            7,000               6,852
  Registration.....................................................................            5,960               5,570
  Miscellaneous....................................................................            7,000               4,280
                                                                                          ----------        ------------

  Total expenses before waivers / reimbursements...................................          260,927             135,675

  Expenses waived / reimbursed by Adviser..........................................         (145,516)           (109,856)
                                                                                          ----------        ------------

  NET EXPENSES.....................................................................          115,411              25,819
                                                                                          ----------        ------------

NET INVESTMENT INCOME..............................................................          211,383             180,341
                                                                                          ----------        ------------

Net realized gain on investments...................................................          490,664                 468
Net realized loss on forward currency contracts (Note 2e)..........................               --             (25,081)
Change in unrealized appreciation on forward currency contracts and foreign exchang               --              11,968
Change in unrealized appreciation on investments...................................        1,795,679             245,771
                                                                                          ----------        ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................................        2,286,343             233,126
                                                                                          ----------        ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................       $2,497,726            $413,467
                                                                                          ==========        ============

 (a) Net $180 of foreign withholding tax expense.



See accompanying notes to financial statements.

MINERVA FUND, INC.
MINERVA EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                                                                           YEAR                YEAR
                                                                                           ENDED               ENDED
                                                                                       SEPTEMBER 30,       SEPTEMBER 30,
                                                                                           1995                1994
                                                                                       -------------       -------------
INCREASE IN NET ASSETS:
  Net investment income............................................................         $211,383            $158,884
  Net realized gain (loss) on investments..........................................          490,664              (6,774)
  Change in unrealized appreciation of investments.................................        1,795,679              25,260
                                                                                       -------------       -------------

Net increase in net assets resulting from operations...............................        2,497,726             177,370
                                                                                       -------------       -------------

DISTRIBUTIONS:
  Net investment income............................................................         (202,662)           (149,205)
  Return of capital................................................................            -----             (18,362)
                                                                                       -------------       -------------

  Total Distributions..............................................................         (202,662)           (167,567)
                                                                                       -------------       -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of shares....................................................              ---          10,000,000

  Net asset value of shares issued in reinvestment of distributions................          202,662             167,567
                                                                                       -------------       -------------

  Net increase in net assets from capital share transactions.......................          202,662          10,167,567
                                                                                       -------------       -------------

Total Increase in Net A............................................................        2,497,726          10,177,370

NET ASSETS:
  Beginning of period..............................................................       10,227,370              50,000
                                                                                       -------------       -------------

  End of period (including undistributed net investment income
of $19,577 and $10,856, respectively)...........................................         $12,725,096         $10,227,370
                                                                                       =============       =============



See accompanying notes to financial statements.

MINERVA FUND, INC.
FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  Year                 Year
                                                                                                  Ended               Ended
                                                                                              September 30,        September 30,
                                                                                                   1995                1994*
                                                                                              -------------        -------------
INCREASE IN NET ASSETS:
  Net investment income......................................................................      $180,341             $148,170
  Net realized loss on investments, forward currency contracts and foreign exchange..........       (24,613)            (138,348)
  Change in unrealized appreciation (depreciation) of investments and foreign exchange.......       257,739             (198,498)
                                                                                                    -------             --------

Net increase (decrease) in net assets resulting from operations..............................       413,467             (188,676)
                                                                                                    -------             --------
DISTRIBUTIONS:
  Net investment income......................................................................      (147,818)            (102,636)
  Return of capital..........................................................................       (35,725)             (45,501)
                                                                                                   --------             --------

  Total Distributions........................................................................      (183,543)            (148,137)
                                                                                                   --------             --------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of shares..............................................................           ---            3,000,000

  Net asset value of shares issued in reinvestment of distributions..........................       183,543              148,137
                                                                                                    -------              -------

  Net increase in net assets from capital share transactions.................................       183,543            3,148,137
                                                                                                    -------            ---------

Total Increase in Net Assets.................................................................       413,467            2,811,324

NET ASSETS:
  Beginning of period........................................................................     2,861,324               50,000
                                                                                                 ----------           ----------
  End of period (including overdistribution of net investment income
  of ($14,940) and ($38,902), respectively)..................................................    $3,274,791           $2,861,324
                                                                                                 ==========           ==========


See accompanying notes to financial statements.

  * Commencement of Operations - November 2, 1993

MINERVA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995


         NOTE 1. DESCRIPTION AND ORGANIZATION. Minerva Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, and was incorporated in the State of Maryland on June 28, 1993. The Fund currently consists of two investment portfolios: Equity Portfolio and Fixed Income Portfolio (the "Portfolios").
At September 30, 1995 there were authorized 200,000,000 shares of capital stock having a par value of $.001 per share. Equity Portfolio commenced operations on October 1, 1993 and Fixed Income Portfolio commenced operations on November 2, 1993. Prior to Commencement of Operations, the Portfolios had no operations other than organizational matters and the sale of 5,000 shares of each of the Portfolios at $10.00 per share to Furman Selz Incorporated ("Furman Selz"), the Fund's Administrator and Distributor, representing the initial capital of the Fund.

         The majority shareholder of Equity Portfolio is Marine Midland Bank Trustee for Dunlop Tire Corporation with 1,034,989 shares or 99.5% of the outstanding shares as of September 30, 1995.

         The majority shareholder of Fixed Income Portfolio is Japan First Development Inc. with 335,553 shares or 98.4% of the outstanding shares as of September 30, 1995.

         NOTE 2. SIGNIFICANT ACCOUNTING POLICIES. Following is a summary of the significant accounting policies followed by the Portfolios:

         a. Security Valuation - Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available on the exchange where they are primarily traded before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities denominated in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. Unlisted securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of securities and other assets for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Board of Directors.

MINERVA FUND, INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1995


         Fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. For bonds and other fixed-income securities this ordinarily is the over-the-counter market. However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect market value. The Fund has been informed that the prices provided by the pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities.

         Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

         b. Investment transactions are recorded on the trade date. Identified cost of investments sold is used to calculate realized gains and losses for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned or accrued.

         c. Dividends and Capital Gains Distributions - Dividends from net investment income are declared and paid to shareholders on a quarterly basis. If any net capital gains are realized from the sale of securities, the Portfolios normally distribute such gains with the last dividend for the calendar year. Dividends are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary (primarily attributable to post October capital and foreign currency loss deferrals) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require a reclassification.

         Permanent differences ($16,520) which primarily resulted from a difference in tax treatment for organizational expenses have been charged to paid-in-capital. Realized currency losses of $25,081 were reclassified from accumulated net investment income to accumulated realized loss to conform to its tax treatment.

         d. Forward Currency Contracts and Foreign Currency Translation - The books and records of the Fixed Income Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, forward currency contracts, and other assets and liabilities denominated in foreign currencies are translated at the exchange rates at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Fixed Income Portfolio does not separately identify that portion of the results of operations of the Portfolio that arise as a result

MINERVA FUND, INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1995


of changes in the exchange rates from the fluctuations that arise from changes in market prices of equity investments during the year. However, in accordance with the requirements of the Internal Revenue Code, the portfolio isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices of foreign debt obligations sold, and such net foreign exchange gains, which amounted to $962 for fiscal year ended September 30, 1995, are included in ordinary income for Federal income tax purposes.

         Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

         The Fixed Income Portfolio may enter into forward currency contracts to hedge the U.S. dollar value of securities and related receivables and payables against changes in future exchange rates. Forward currency contracts are valued based upon the current forward rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have settled. The Fixed Income Portfolio enters into a forward currency contract as a hedge against foreign exchange rate fluctuation, upon the purchase or sale of a security denominated in a foreign currency. The Fixed Income Portfolio maintains, as collateral, U.S. Government or other highly liquid debt obligations in an amount equal to or greater than its net obligation for forward currency contracts. The Fixed Income Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. Risks may also arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities to the extent of the value of the contracts.

         e. Federal income taxes - The Portfolios intend to continue to qualify as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes with respect to net investment income and net realized capital gains, if any, that are distributed to shareholders. The Portfolios also intend to meet the distribution requirements to avoid the payment of an excise tax.

         f. Organization Expenses. Costs incurred in connection with the organization and initial registration of the Portfolios were paid by Furman Selz and reimbursed by the Fund. These costs have been deferred and are being amortized on the straight-line method against operations over a period of sixty months beginning with each Portfolio's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata

MINERVA FUND, INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1995


portion of any unamortized organization expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

         g. Expenses - Expenses directly attributable to a portfolio are charged to that portfolio. Other expenses are allocated proportionately to each Portfolio in relation to the net assets of the Fund or on another reasonable basis.

         NOTE 3. ADVISER. The Fund has entered into an investment management agreement (the "Investment Management Agreement") with LTCB-MAS Investment Management, Inc. ("LTCB-MAS") (the "Investment Manager"). LTCB-MAS is a joint subsidiary of The Long-Term Credit Bank of Japan, Limited ("LTCB") and Miller, Anderson & Sherrerd, LLP ("MA&S").

         Pursuant to an Investment Services Agreement (the "Investment Services Agreement") between the Investment Manager and MA&S, MA&S acting in collaboration with and under the supervision of the Investment Manager, is responsible on a day-to-day basis for selecting investments for each Portfolio in conformity with the Portfolio's stated investment objective and policies, consulting with the Investment Manager regarding specific decisions concerning the purchase, sale, or holding of particular securities on behalf of each Portfolio and placing purchase and sale orders for each Portfolio's securities. MA&S receives no fee from the Investment Manager or the Fund pursuant to the Investment Services Agreement for the services it provides.

         Sixty percent of the outstanding capital stock of the Investment Manager is owned by LTCB Capital Markets, Inc. ("LCM") which, in turn, is wholly owned by LTCB. Forty percent of the outstanding capital stock of the Investment Manager is owned by MA&S. LCM owns a non-voting limited partnership interest in MA&S equal to approximately eighteen percent of the total equity of MA&S.

         MA&S has entered into an agreement to be acquired by Morgan Stanley Group Inc. In connection with that transaction, the 40% of the outstanding capital stock of LTCB-MAS currently held by MA&S will also be acquired by one or more affiliates of Morgan Stanley Group Inc. Each of LTCB-MAS and MA&S will retain its name and remain at its current location. Consummation of the transaction with Morgan Stanley Group Inc will cause a termination of the Current Investment Management Agreement between the Fund and LTCB-MAS and the current investment services agreement between LTCB-MAS and MA&S.

         At a special meeting held on September 29, 1995, the Fund's shareholders voted to approve a New Investment Management Agreement with LTCB-MAS and a New Investment Services Agreement between LTCB-MAS and MA&S, which agreements will take effect upon the consummation of the transaction.

MINERVA FUND, INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1995


         At the meeting 1,362,404 shares or 100% were voted for approval of the new contracts, and 0 shares voted against, and 0 shares abstained.

         Except for different effective and terminations dates, the terms of the New Investment Management Agreement are identical in all respects to the terms of the Current Investment Management Agreement.

         The Current Investment Management Agreement provides for Equity Portfolio and Fixed Income Portfolio to pay the Investment Manager an investment management fee calculated and accrued daily and paid monthly at the annual rates of 0.50% and 0.375%, respectively, of the respective Portfolio's
average daily net assets.   The Investment Manager will provide portfolio
management and certain administrative, clerical and bookkeeping services for the Fund.

         During the year ended September 30, 1995, the Investment Manager waived its fees of $55,698 and $11,360, respectively, from Equity Portfolio and Fixed Income Portfolio. In addition, LTCB Capital Markets, Inc. has agreed to voluntarily reimburse expenses of $89,818 and $98,496 respectively, of the Equity Portfolio and the Fixed Income Portfolio.

         LTCB-MAS has agreed that, in any fiscal year, it will reduce its management fee to a Portfolio to the extent that the Portfolio's expenses exceed the most restrictive expense limitation imposed by state securities laws or regulations in states where the Portfolio's shares are sold. There was no reimbursement of expenses to meet these limitations for the fiscal year ended September 30, 1995.

         NOTE 4. ADMINISTRATOR AND DISTRIBUTOR. Furman Selz provides the Fund with administrative and fund accounting services pursuant to an administration agreement (the "Fund Administration Agreement"). The services under the Fund Administration Agreement are subject to the supervision of the Fund's Board of Directors and officers and includes the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodians and assistance in the preparation of the Fund's registration statements under federal and state laws. Pursuant to the Fund Administration Agreement, the Fund pays Furman Selz a monthly fee which on an annualized basis will not exceed 0.15% of the average daily net assets of each Portfolio.

         For the year ended September 30, 1995, Furman Selz was entitled to and received administrative services fees of $17,154 and $4,553, respectively, from Equity Portfolio and Fixed Income Portfolio.

MINERVA FUND, INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1995


         In addition, Furman Selz is entitled to an annual fee of $30,000 per portfolio for performing fund accounting services. For the fiscal year ended September 30, 1995, Furman Selz received its full fund accounting fee from both the Equity Portfolio and the Fixed Income Portfolio.

         The Fund has entered into a distribution agreement (the "Distribution Agreement") with Furman Selz. Under the Distribution Agreement, Furman Selz does not receive any fee or other compensation for distributing shares of the Fund.

         NOTE 5. OTHER TRANSACTIONS WITH AFFILIATES. The Fund has entered into a Transfer Agency Agreement (the "Transfer Agent Agreement") with Furman Selz whereby Furman Selz provides personnel necessary to perform shareholder servicing functions. For its services, Furman Selz receives a fee of $15 per account with a minimum of $6,000 per year plus reimbursement of out-of-pocket expenses.

         For the year ended September 30, 1995, Furman Selz received the minimum fee from each of the Equity Portfolio and Fixed Income Portfolio for performing transfer agency services.

         LTCB Trust Company, a subsidiary of LTCB and an affiliate of the Investment Manager, serves as custodian for the Fund. For furnishing custodian services, LTCB Trust Company is paid a monthly fee with respect to the Portfolios at an annual rate based on a percentage of average daily net assets plus certain transaction and out of pocket expenses. For the year ended September 30, 1995, LTCB Trust Company received fees of $16,044 and $8,943, respectively, from Equity Portfolio and Fixed Income Portfolio.

         NOTE 6 - SECURITIES TRANSACTIONS.

         (a) Purchase and Sale Transactions. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended September 30, 1995 were as follows:

                                    Common Stocks & Bonds                     U.S. Gov't Obligations
                                   Purchases         Sales                   Purchases          Sales
                                   ---------         -----                   ---------          -----
Equity Portfolio                  $5,765,014    $6,307,958                          ---     $  991,719
Fixed Income
 Portfolio                           621,570       605,355                   $2,836,706      3,536,414

MINERVA FUND, INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1995


         (b) Federal income tax basis. Gross unrealized appreciation and depreciation on investment securities at September 30, 1995, based on cost for Federal income tax purposes is as follows:

                                     Gross                    Gross             Net Unrealized
                                   Unrealized               Unrealized           Appreciation
                                  Appreciation             Depreciation         (Depreciation)
                                  ------------            ---------------       --------------
Equity Portfolio                   $1,995,871                $174,932             $1,820,939

Fixed Income
 Portfolio                             60,588                   8,965                 51,623

         NOTE 7 - CAPITAL SHARE TRANSACTIONS. The Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares in the same or additional investment portfolios. For the periods indicated, transactions of capital stock were as follows:

                                        Year Ended              Period Ended
                                    September 30,1995        September 30, 1994

                                                 Equity Portfolio
                                    -------------------------------------------
Shares sold.....................            ---               1,000,000
Shares issued in reinvestment of
  dividends.....................           18,234                16,930
                                           ------                ------
Net increase in shares .........           18,234             1,016,930
                                           ------             ---------

                                             Fixed Income Portfolio**
                                    -------------------------------------------
Shares sold.....................            ---                 300,000
Shares issued in reinvestment of
  dividends.....................           19,960                16,930
                                           ------                ------
Net increase in shares .........           19,960               316,185
                                           ------               -------

**November 2, 1993 - Commencement of Operations

         NOTE 8. FEDERAL INCOME TAXES. Capital and foreign currency losses incurred after October 31, 1994 within the year ended, September 30, 1995 are deemed to arise on the first business day of the following fiscal year. Minerva Fixed Income Portfolio incurred and will elect to defer post-October capital and foreign currency losses of approximately $21,000 and $14,000, respectively.

         At September 30, 1995, Minerva Fixed Income Portfolio had net capital loss carryovers of approximately $33,000, which will be available through September 2003 to offset future capital gains as provided by the regulations. To the extent that these carryover losses are used to offset future capital gains, the gains so offset would not be distributed to shareholders.

MINERVA FUND, INC.
Equity Portfolio
Financial Highlights
For a share outstanding throughout each period (1)

                                                                                                  YEAR               PERIOD
                                                                                                  ENDED               ENDED
                                                                                              SEPTEMBER 30,        SEPTEMBER 30,
                                                                                                   1995                1994
                                                                                              -------------        -------------
Net Asset Value, Beginning of Period........................................................        $10.01               $10.00
                                                                                                    ======               ======

Income from Investment Operations:
    Net investment income...................................................................          0.22                 0.16
    Net realized and unrealized appreciation on investments.................................          2.20                 0.02
                                                                                                      ----                 ----

    Total Increase from Investment Operations...............................................          2.42                 0.18
                                                                                                      ----                 ----

Less Distributions:
    Dividends from net investment income....................................................         (0.20)               (0.15)
    Return of Capital.......................................................................            --                (0.02)
                                                                                                      ----                 ----

  Total Distributions.......................................................................         (0.20)               (0.17)
                                                                                                      ----                 ----

Net Asset Value, End of Period..............................................................        $12.23               $10.01
                                                                                                    ======               ======

Total Return................................................................................        24.37%                1.99%

Ratios / Supplemental Data:
    Net Assets, End of Period (in thousands)                                                       $12,725              $10,227
    Ratio of Net Investment Income to Average Net Assets+                                            1.90%                1.56%
    Ratio of Expenses to Average Net Assets++                                                        1.03%                1.00%
    Portfolio Turnover Rate                                                                            56%                  35%


(1) Per share based on the average number of shares outstanding during the period.

 + Ratios of Net Investment Income before effect of waivers and reimbursements were 0.59% and 0.72%, respectively.
++ Ratios of Expenses before effect of waivers and reimbursements were 2.34% and 1.85%, respectively.

MINERVA FUND, INC.
FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (1)


                                                                                           YEAR                PERIOD
                                                                                          ENDED                ENDED
                                                                                       SEPTEMBER 30,       SEPTEMBER 30,
                                                                                           1995                1994*
                                                                                       -------------       -------------
Net Asset Value, Beginning of Period...............................................            $8.91              $10.00
                                                                                               -----              ------
Income from Investment Operations:
    Net investment income..........................................................             0.55                0.48
    Net realized and unrealized appreciation (depreciation) on investments.........             0.70               (1.09)
                                                                                               -----              ------

    Total Increase (decrease) from Investment Operations...........................             1.25               (0.61)
                                                                                               -----              ------

Less Distributions:
    Dividends from net investment income...........................................            (0.45)              (0.33)
    Return of Capital..............................................................            (0.11)              (0.15)
                                                                                               -----              ------

  Total Distributions..............................................................            (0.56)              (0.48)
                                                                                               -----              ------

Net Asset Value, End of Period.....................................................            $9.60               $8.91
                                                                                               =====              ======

Total Return.......................................................................            14.49%              -6.18%

Ratios / Supplemental Data:
    Net Assets, End of Period (in thousands)                                                  $3,275              $2,861
    Ratio of Net Investment Income to Average Net Assets+                                       6.00%               5.49% (a)
    Ratio of Expenses to Average Net Assets++                                                   0.85%               0.91% (a)
    Portfolio Turnover Rate                                                                      150%                196%


(1) Per share based on the average number of shares outstanding during the period.
  * Commencement of Operations - November 2, 1993
(a) Annualized


+ Ratios of Net Investment Income before effect of waivers and reimbursements were 2.37% and 2.67%, respectively.
++ Ratios of Expenses before effect of waivers and reimbursements were 4.48% and 3.73%, respectively.